                                                                Exhibit 10.4




                                    FORM OF
                                LEASE AGREEMENT

                       DATED AS OF _______________, 199

                                    BETWEEN

                    HUDSON HOTELS LIMITED PARTNERSHIP, L.P.

                                  AS LANDLORD

                                      AND

                             HHC MANAGEMENT CORP.

                                   AS TENANT



                                  [PROPERTY]

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I........................................................................................................ 1
         1.1 Leased Property..................................................................................... 1
         1.2 Term................................................................................................ 2

ARTICLE II....................................................................................................... 2
         2.1 Definitions......................................................................................... 2

ARTICLE III...................................................................................................... 9
         3.1 Rent................................................................................................ 9
         3.2 Confirmation of Percentage Rent.................................................................... 12
         3.3 Additional Charges................................................................................. 13
         3.4 Net Lease Provision................................................................................ 13
         3.5 Conversion of Property............................................................................. 13
         3.6 Tenant Requirements................................................................................ 13

ARTICLE IV...................................................................................................... 14
         4.1 Payment of Impositions............................................................................. 14
         4.2 Notice of Impositions.............................................................................. 14
         4.3 Adjustment of Impositions.......................................................................... 14
         4.4 Utility Charges.................................................................................... 14
         4.5 Insurance Premiums................................................................................. 15

ARTICLE V....................................................................................................... 15
         5.1 No Termination Abatement, etc...................................................................... 15
         5.2 Abatement Procedures for Partial Takings........................................................... 15

ARTICLE VI...................................................................................................... 15
         6.1 Ownership of the Leased Property................................................................... 15
         6.2 Tenant's Personal Property......................................................................... 15
         6.3 Landlord's Lien.................................................................................... 16

ARTICLE VII..................................................................................................... 16
         7.1 Condition of the Leased Property................................................................... 16
         7.2 Use of the Leased Property......................................................................... 16
         7.3 Landlord to Grant Easements, etc................................................................... 17

ARTICLE VIII.................................................................................................... 17
         8.1 Compliance with Legal and Insurance Requirements, etc.............................................. 17
         8.2 Legal Requirements and Land Use Requirements Covenants............................................. 17
         8.3 Environmental Covenants............................................................................ 18

ARTICLE IX...................................................................................................... 19
         9.1 Maintenance and Repair............................................................................. 19
         9.2 Encroachments, Restrictions, Etc................................................................... 21

ARTICLE X....................................................................................................... 21
         10.1 Alterations....................................................................................... 21
         10.2 Salvage........................................................................................... 21
         10.3 Joint Use Agreements.............................................................................. 21

ARTICLE XI...................................................................................................... 21
         Lien................................................................................................... 21

                                      (i)


ARTICLE XII..................................................................................................... 22
         Permitted Contests..................................................................................... 22

ARTICLE XIII.................................................................................................... 22
         13.1 General Insurance Requirements.................................................................... 22
         13.2 Replacement Cost.................................................................................. 23
         13.3 Worker's Compensation............................................................................. 24
         13.4 Waiver of Subrogation............................................................................. 24
         13.5 Form Satisfactory, etc............................................................................ 24
         13.6 Increase in Limits................................................................................ 24
         13.7 Blanket Policy.................................................................................... 24
         13.8 No Separate Insurance............................................................................. 24

ARTICLE XIV..................................................................................................... 24
         14.1 Insurance Proceeds................................................................................ 24
         14.2 Reconstruction in the Event of Damage or Destruction Covered by Insurance......................... 25
         14.3 Reconstruction in the Event of Damage or Destruction Not Covered by Insurance..................... 25
         14.4 Tenant's Property................................................................................. 25
         14.5 Abatement of Rent................................................................................. 25
         14.6 Damage Near End of Term........................................................................... 25
         14.7 Waiver............................................................................................ 26

ARTICLE XV...................................................................................................... 26
         15.1 Parties' Right and Obligations Upon Condemnation.................................................. 26
         15.2 Total Taking...................................................................................... 26
         15.3 Allocation of Award............................................................................... 26
         15.4 Partial Taking.................................................................................... 26
         15.5 Temporary Taking.................................................................................. 26

ARTICLE XVI..................................................................................................... 27
         16.1 Events of Default................................................................................. 27
         16.2 Surrender......................................................................................... 28
         16.3 Damages........................................................................................... 28
         16.4 Waiver............................................................................................ 29
         16.5 Application of Funds.............................................................................. 29

ARTICLE XVII.................................................................................................... 30
         Landlord's Right to Cure Tenant's Default.............................................................. 30

ARTICLE XVIII................................................................................................... 30
         18.1 Performance Standards............................................................................. 30

ARTICLE XIX..................................................................................................... 31
         19.1 REIT Requirements................................................................................. 31
         19.2 Tenant Officer and Employee Limitation..........................................Intentionally Deleted
         19.3 Management Agreement.............................................................................. 32
         19.4 Payments to Affiliates of Tenant.................................................................. 32

ARTICLE XX...................................................................................................... 32
         Holding Over........................................................................................... 32

ARTICLE XXI..................................................................................................... 32
         Risk of Loss........................................................................................... 32

ARTICLE XXII.................................................................................................... 32

                                     (ii)

         22.1 Indemnification................................................................................... 32

ARTICLE XXIII................................................................................................... 33
         23.1 Subletting and Assignment......................................................................... 33
         3323.2 Attornment...................................................................................... 33

ARTICLE XXIV.................................................................................................... 33
         24.1 Officer's Certificates; Financial Statements; Budgets; Landlord's Estoppel Certificates........... 33
         24.2 Operating Budget.................................................................................. 34
         24.3 Marketing Plan.................................................................................... 35
         24.4 Capital Budget.................................................................................... 35
         24.5 Budget Approval and Disputes...................................................................... 35
         24.6 Capital Expenditure Reserve....................................................................... 35

ARTICLE XXV..................................................................................................... 35
         No Waiver.............................................................................................. 36

ARTICLE XXVII................................................................................................... 36
         Remedies Cumulative.................................................................................... 36

ARTICLE XXVIII.................................................................................................. 36
         Acceptance of Surrender................................................................................ 36

ARTICLE XXIX.................................................................................................... 36
         Conveyance by Landlord................................................................................. 36

ARTICLE XXXI.................................................................................................... 37
         Quiet Enjoyment........................................................................................ 37

ARTICLE XXXII................................................................................................... 37
         Notices................................................................................................ 37

ARTICLE XXXIII.................................................................................................. 38
         Appraisers............................................................................................. 38

ARTICLE XXXIV................................................................................................... 38
         34.1 Landlord May Grant Liens.......................................................................... 38
         34.2 Tenant's Right to Cure............................................................................ 38
         34.3 Breach of Landlord................................................................................ 39

ARTICLE XXXV.................................................................................................... 39
         35.1 Miscellaneous..................................................................................... 39
         35.2 Transfer of Licenses.............................................................................. 39
         35.3 Waiver of Presentment, etc........................................................................ 39

ARTICLE XXXVI................................................................................................... 39
         Memorandum of Lease.................................................................................... 39

ARTICLE XXXVII.................................................................................................. 40
         Landlord's Option to Purchase Assets of Tenant......................................................... 40

ARTICLE XXXVIII................................................................................................. 40
         Landlord's Option to Terminate Lease................................................................... 40

ARTICLE XXXIX................................................................................................... 40

                                     (iii)

         39.1 Compliance with Franchise Agreement............................................................... 40
         39.2 Change of Franchise............................................................................... 41

ARTICLE XL...................................................................................................... 41
         40.1 Landlord Approval of Capital Expenditures......................................................... 41
         40.2 Inventory......................................................................................... 41

                                     (iv)

                                 LEASE AGREEMENT
                                 ---------------

         THIS LEASE AGREEMENT (hereinafter called "Lease") is made as of the ____ day of ___________, 199_, by and between HUDSON HOTELS LIMITED PARTNERSHIP, L.P., a Virginia limited partnership (hereinafter called "Landlord"), and HHC MANAGEMENT CORP., a New York corporation (hereinafter called "Tenant") on the following Terms.

                                    RECITALS
                                    --------

         A. Landlord owns fee title to the Leased Property (as defined below);

         B. Landlord and Tenant desire to enter this Lease Agreement with respect to the Leased Property.

                                      TERMS
                                      -----

         NOW, THEREFORE, intending to be legally bound, Landlord, in consideration of the payment of rent by Tenant to Landlord, the covenants and agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, the Leased Property.

                                   ARTICLE I
                                   ---------

         1.1 Leased Property. The Leased Property is comprised of Landlord's
             ---------------
interest in the following:

             (a) the land or ground leasehold interest described in Exhibit "A" attached hereto and by reference incorporated herein (the "Land");
-----------

             (b) all buildings, structures and other improvements of every kind including, but not limited to, the Facility, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

             (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

             (d) all equipment, machinery, fixtures, and other items of property required or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

             (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Tenant) located on, and used in connection with, the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

             (f) all existing leases of space within the Leased Property (including any security deposits or collateral held by Landlord pursuant thereto).


THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LANDLORD AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL

APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

         1.2  Term. The term of the Lease (the "Term") shall commence on the
              ----
Commencement Date and shall end on the Expiration Date, unless sooner terminated in accordance with the provisions hereof.

                                  ARTICLE II
                                  ----------

         2.1  Definitions. For all purposes of this Lease, except as otherwise
              -----------
expressly provided or unless the context otherwise requires, (a) the terms defined in this Lease have the meanings assigned to them in this Lease and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

         Additional Charges:  As defined in Section 3.3.
         ------------------

         Affiliate: As used in this Lease the term "Affiliate" of a Person shall
         ---------
mean (a) any Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, fifty percent or more of the outstanding capital stock, shares or equity interests of such Person, or (c) any officer, director, employee, partner or trustee of such Person or any Person Controlling, Controlled by or under common Control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person).

         Annual Revenues Computation: As defined in Exhibit "C", which is
         ---------------------------                -----------
attached hereto and incorporated herein.

         Average Daily Rate: Total daily Room Revenues divided by occupied rooms
         ------------------
at the Facility.

         Award: All compensation, sums or anything of value awarded, paid or
         -----
received on a total or partial Condemnation.

         Base Rate: The rate of interest published as the "Prime Rate" in the
         ---------
Money Rates section of The Wall Street Journal, a publication of Dow Jones & Company, Inc., or if such Prime Rate is no longer published the rate of interest announced publicly by a banking institution in New York, New York, and designated by the Landlord, from time to time, as such bank's base rate. If no such rates are announced or become discontinued, then such other rate as Landlord may reasonably designate.

         Base Rent:  As defined in Article III.
         ---------

         Beverage Sales: Shall mean gross revenue from (i) the sale of wine,
         --------------
beer, liquor or other alcoholic beverages, whether sold in the bar or lounge, delivered to a guest room, sold for off-premises consumption, sold at meetings or banquets or at any other location at the Leased Property, or (ii) non-alcoholic beverages sold in the bar or lounge. Such revenues shall not include the following:

         (a) Any gratuity or service charge added to a customer's bill or statement in lieu of a gratuity which is paid to an employee;

         (b) Any revenues that are subsequently credited, rebated or refunded in the ordinary course of business; and

         (c) Sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages.

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that
         ------------
is not a day on which national banks in the City of New York, New York, or in the municipality wherein the Leased Property is located are closed.

         Capital Budget:  As defined in Section 24.4.
         --------------

         Capital Expenditures: Amounts advanced to pay the costs of Capital
         --------------------
Improvements.

         Capital Expenditures Reserve:  As defined in Section 24.6.
         ----------------------------

         Capital Improvements: Improvements to (A) the external walls and
         --------------------
internal load bearing walls (other than windows and plate glass), (B) the roof of the Facility, (C) private roadways, parking areas, sidewalks and curbs appurtenant thereto that are under Tenant's control (other than cleaning, patching and striping), (D) mechanical, electrical and plumbing systems that service common areas, entire wings of the Facility or the entire Facility, including conduit and ductware connected thereto, and (E) items of the types described on Exhibit "B" attached hereto as "capital".
             -----------

         CERCLA: The Comprehensive Environmental Response, Compensation and
         ------
Liability Act of 1980, as amended.

         Change of Control:  [TO BE SUPPLIED]
         -----------------

         Code:  The Internal Revenue Code of 1986, as amended.
         ----

         Commencement Date:  _______________________, 19__.
         -----------------

         Condemnation: A Taking resulting from (1) the exercise of any
         ------------
governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

         Condemnor: Any public or quasi-public authority, or private corporation
         ---------
or individual, having the power of Condemnation.

         Consolidated Financials: For any fiscal year or other accounting period
         -----------------------
for Tenant and its consolidated subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.

         Consumer Price Index: Consumer Price Index, all Items for all Urban
         --------------------
Consumers (1981-83=100), published by the Bureau of Labor Statistics of the United States Department of Labor, as reported in The Wall Street Journal.

         Control: As applied to any Person, the possession, directly or
         -------
indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, partnership interests or other equity interests, by contract or otherwise. The terms "Controlling" and "Controlled by" shall have correlative meanings.

         CPI Adjustment Year: The calendar year next following the year in which
         -------------------
the Commencement Date occurs, if the Commencement Date occurs between January 1 and June 30, or the second calendar year following the year in which the Commencement Date occurs, if the Commencement Date occurs between July 1 and December 31.

         Date of Taking: The date the Condemnor has the right to possession of
         --------------
the property being condemned.

         Encumbrance:  As defined in Article XXXIV.
         -----------

         Environmental Authority: Any department, agency or other body or
         -----------------------
component of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

         Environmental Authorization: Any license, permit, order, approval,
         ---------------------------
consent, notice, registration, filing or other form of permission or authorization required under any Environmental Law.

         Environmental Laws: All applicable federal, state, local and foreign
         ------------------
laws and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

         Environmental Liabilities: Any and all obligations to pay the amount of
         -------------------------
any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Landlord, Tenant, any Predecessor, the Leased Property or any property used therein and arising out of:

         (a) Failure of Tenant, Landlord, any Predecessor or the Leased Property to comply at any time with all Environmental Laws;

         (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

         (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

         (d) Identification of Tenant, Landlord or any Predecessor as a potentially responsible party under CERCLA or under any Environmental Law similar to CERCLA;

         (e) Presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

         (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

         Event of Default:  As defined in Section 16.1.
         ----------------

         Expiration Date: The expiration date for this Lease with respect to the
         ---------------
Facility, which is seven (7) years after the Commencement Date.

         Facility: The hotel and/or other facility offering lodging and other
         --------
services or amenities being operated or proposed to be operated on or as a part of the Leased Property.

         Fair Market Value: The fair market value of the Leased Property means
         -----------------
an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for such Leased Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXXIII or in such other manner as shall be mutually acceptable to Landlord and Tenant, (c) assuming that such seller must pay customary closing costs and title premiums, and (d) taking into account the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance that is assumed by the transferee. In addition, in determining the Fair Market Value with respect to damaged or destroyed Leased Property such value shall be determined as if such Leased Property had not been so damaged or destroyed.

         FIFRA: The Federal Insecticide, Fungicide, and Rodenticide Act, as
         -----
amended.

         Fiscal Year:  The 12-month period from January 1 to December 31.
         -----------

         Fixtures:  As defined in Section 1.1.
         --------

         Food Sales: Shall mean gross revenue from the sale, for both on-site
         ----------
and off-site consumption, of food and non-alcohol beverages sold at the Leased Property, including in respect to guest rooms, banquet rooms, meeting rooms and other similar rooms. Such revenues shall not include the following:

         (a) Vending machine sales;

         (b) Any gratuities or service charges added to a customer's bill or statement in lieu of a gratuity which is paid to an employee;

         (c) Non-alcoholic beverages sold from the bar or lounge;

         (d) Sales taxes or taxes of any other kind imposed on the sale of food or non-alcoholic beverages; and

         (e) Any revenues that are subsequently credited, refunded or rebated in the ordinary course of business.

         Franchise Agreement: Any franchise license agreement with a national
         -------------------
franchisor under which the Facility is operated.

         GAAP: As of any date of determination, accounting principles (a) set
         ----
forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or (c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

         Guaranty: The guaranty of Tenant's obligations under this Lease by
         --------
Hudson Hotels Corporation, as evidenced in the Guaranty between Hudson Hotels Limited Partnership, L.P. and Hudson Hotels Corporation, dated ____ __, 1998.

         Government: The United States of America, any state, district or
         ----------
territory thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

         Gross Revenues: All revenues, receipts, and income of any kind derived
         --------------
directly or indirectly by Tenant from or in connection with the Facility (including rentals or other payments from tenants, lessees, licensees or concessionaires but not including their gross receipts) whether on a cash basis or credit, paid or collected, determined in accordance with GAAP and the Uniform System, excluding, however: (i) funds furnished by Landlord, (ii) federal, state and municipal excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (iii) gratuities paid to employees, (iv) proceeds of insurance and condemnation, (v) proceeds from sales other than sales in the ordinary course of business, (vi) all loan proceeds from financing or refinancings of the Facility or interests therein or components thereof, (vii) judgments and awards, except any portion thereof arising from normal business operations of the Facility, and (viii) items constituting "allowances" under the Uniform Systems.

         Hazardous Materials: All chemicals, pollutants, contaminants, wastes
         -------------------
and toxic substances, including without limitation:

         (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

         (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

         (c) Toxic substances, as defined in TSCA or in any Environmental Law;

         (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

         (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenols, asbestos and urea formaldehyde.

         Hudson:  Hudson Hotels Trust, a Maryland real estate investment trust.
         ------

         Impositions: Collectively, all taxes (including, without limitation,
         -----------
all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Tenant or its business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant (including all interest and penalties thereon caused by any failure in payment by Tenant), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Landlord's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property or Tenant's personal property, or the leasing or use of the Leased Property or Tenant's personal property or any part thereof by Tenant. Nothing contained in this definition of Impositions shall be construed to require Tenant to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord or any other person, or (2) any net revenue tax of Landlord or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Landlord of any Leased Property or the proceeds thereof, or (4) any single business, gross receipts (other than a tax on any rent received by Landlord from Tenant), transaction, privilege or similar taxes as the same relate to or are imposed upon Landlord, except to the extent that any tax, assessment, tax levy or charge that Tenant is obligated to pay pursuant to the first sentence of this definition and that is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

         Indemnified Party: Either of a Tenant Indemnified Party or a Landlord
         -----------------
Indemnified Party.

         Indemnifying Party:  Any party obligated to indemnify an Indemnified
         ------------------
Party pursuant to Sections 8.3 or 22.1.

         Insurance Requirements: All terms of any insurance policy required by
         ----------------------
this Lease and all requirements of the issuer of any such policy.

         Inventory: All "Inventories of Merchandise" and "Inventories of
         ---------
Supplies" as defined in the Uniform System and including any non-depreciable personal property and any property of the type described in Section 1221(1) of the Code.

         Land:  As defined in Section 1.1.
         ----

         Landlord: The Landlord designated on this Lease and its successors and
         --------
assigns.

         Landlord Indemnified Party: Landlord, any Affiliate of Landlord, any
         --------------------------
other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's or partnership interest) in Landlord, the officers, directors, stockholders, employees, agents and representatives of the general partner of Landlord and any partner, agent, or representative of Landlord, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, stockholder, employee, agent or representative.

         Land Use Requirements: All obligations arising from any easement
         ---------------------
agreements, covenants running with the land, subleases and licenses under the Lease, agreements recorded on the land records and similar agreements binding on the owner of the Leased Property.

         Lease:  This Lease.
         -----

         Lease Year: Any 12-month period from January 1 through December 31
         ----------
during the Term, or any shorter period at the beginning or end of the Term.

         Leased Improvements; Leased Property:  Each as defined in Article I.
         ------------------------------------

         Leasehold Value: The fair market value of the leasehold estate
         ---------------
hereunder, or for a Substitute Facility, shall be an amount equal to the net income from the Facility (or for the facilities under a Substitute Facility) for the most recent twelve (12) month period, discounted over the then remaining term of the Lease at the Discount Rate. For purposes of this definition, the "Discount Rate" shall be determined at the time of payment and shall be equal to three hundred (300) basis points over the U.S. Treasury Note rate for the then remaining term of the Lease.

         Legal Requirements: All federal, state, county, municipal and other
         ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use or alteration thereof (whether by Tenant or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Tenant (other than encumbrances created by Landlord without the consent of Tenant), at any time in force affecting the Leased Property.

         Lending Institution: Any insurance company, credit company, federally
         -------------------
insured commercial or savings bank, national banking association, savings and loan association, employees welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, such trust having a net worth of at least $10,000,000.

         Management Agreement: As defined in Section 19.3.
         --------------------

         Manager: The manager of the Facility, which shall be Tenant or its
         -------
Affiliate designee, pursuant to the Management Agreement.

         Marketing Plan:  As defined in Section 24.3.
         --------------

         Notice:  A notice given pursuant to Article XXXII.
         ------

         Officer's Certificate: A certificate of Tenant signed by the chief
         ---------------------
financial officer or another officer authorized so to sign by the board of directors or by-laws of Tenant, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

         Operating Budget:  As defined in Section 24.1.
         ----------------

         Other Income: All revenues, receipts, and income of any kind derived
         ------------
directly or indirectly from or in connection with the Facility and included in Gross Revenues, other than Room Revenues, Food Sales and Beverage Sales.

         Overdue Rate: On any date, a rate equal to the Base Rate plus 5% per
         ------------
annum, but in no event greater than the maximum rate then permitted under applicable law.

         Payment Date: Any due date for the payment of any installment of Base
         ------------
Rent.

         Percentage Rent:  As defined in Section 3.1(b).
         ---------------

         Performance Failure:  As defined in Section 18.1.
         -------------------

         Person: Any Government, individuals, corporations, general and limited
         ------
partnerships, stock companies or associations, joint ventures, associations, companies, limited liability companies, trusts, banks, trust companies, land trusts, business trusts, or other entities.

         Predecessor: Any Person whose liabilities arising under any
         -----------
Environmental Law relating to the Leased Property have or may have been retained or assumed by Tenant, either contractually or by operation of law.

         Primary Intended Use:  As defined in Section 7.2(b).
         --------------------

         Proceeding: Any judicial action, suit or proceeding (whether civil or
         ----------
criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

         Quarterly Revenue Computations: As defined in Exhibit "C", which is
         ------------------------------                -----------
attached hereto and incorporated herein.

         RCRA:  The Resource Conservation and Recovery Act, as amended.
         ----

         Real Estate Taxes: All real estate taxes, including general and special
         -----------------
assessments, if any, which are imposed upon the Land, and any improvements thereon.

         REIT Requirements:  As defined in Section 19.1.
         -----------------

         Release: A "Release" as defined in CERCLA or in any Environmental Law,
         -------
unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

         Rent: Collectively, the Base Rent, Percentage Rent, and Additional
         ----
Charges.

         Room Revenues: Gross revenue from the rental of guest rooms, whether to
         -------------
individuals, groups or transients, but excluding the following:

         (a) The amount of all credits, rebates or refunds to customers, guests or patrons;

         (b) All sales taxes or any other taxes imposed on the rental of such guest rooms; and

         (c) Any fees collected for amenities including, but not limited to: telephone, laundry, movies or concessions.

         SARA: The Superfund Amendments and Reauthorization Act of 1986, as
         ----
amended.

         State: The State or Commonwealth of the United States in which the
         -----
Leased Property is located.

         Subsidiaries: Corporations in which Tenant owns, directly or
         ------------
indirectly, more than 50% of the voting stock or control, as applicable (individually, a "Subsidiary").

         Substitute Facility: A lease to Tenant of one or more substitute hotel
         -------------------
facilities pursuant to one or more leases that would create for the Tenant leasehold estates that have an aggregate Leasehold Value of no less than the Leasehold Value of the leasehold estate hereunder, such values being determined as of the closing of the sale of the Leased Property or as of the date of termination of this Lease.

         Taking: A taking or voluntary conveyance during the Term hereof of all
         ------
or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         Tenant: The Tenant designated on this Lease and its permitted
         ------
successors and assigns.

         Tenant Indemnified Party: Tenant, any Affiliate of Tenant, any other
         ------------------------
Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's interest) in Tenant, the officers, directors, stockholders, employees, agents and representatives of Tenant and any corporate stockholder, agent, or representative of Tenant, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

         Tenant's Personal Property:  As defined in Section 6.2.
         --------------------------

         Term:  As defined in Section 1.2.
         ----

         TSCA:  The Toxic Substances Control Act, as amended.
         ----

         Unavoidable Delays: Delays due to strikes, lock-outs, labor unrest,
         ------------------
inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease or any guaranty of this Lease.

         Uneconomic for its Primary Intended Use: A state or condition of the
         ---------------------------------------
Facility such that, in the good faith judgment of Tenant, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Tenant, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues, such that Tenant intends to, and shall, complete the cessation of operations at the Leased Facility.

         Uniform System: The Uniform System of Accounts for Hotels (8th Revised
         --------------
Edition, 1986) as published by the Hotel Association of New York City, Inc., as same may hereafter be revised.

         Unsuitable for its Primary Intended Use: A state or condition of the
         ---------------------------------------
Facility such that, in the good faith judgment of Tenant, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Tenant, due to casualty damage or loss through Condemnation, the Facility cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel or standards set forth in a Franchise Agreement.

                                  ARTICLE III
                                  -----------

         3.1 Rent. Tenant will pay to Landlord in lawful money of the United
             ----
States of America which shall be legal tender for the payment of public and private debts, in immediately available funds: (i) by wire transfer, or (ii) at Landlord's address set forth in Article XXXII hereof (or at such other place or to such other Person, all as Landlord from time to time may designate in a Notice), all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

             (a)   Base Rent: An annual sum in the amount set forth on
                   ---------
Exhibit "C" hereto as the "Base Rent" for the Leased Property, payable in
-----------
arrears in equal, consecutive monthly installments, on or before the tenth day of each calendar month of the Term ("Base Rent");

the first and last monthly payments of Base Rent shall be pro rated as to any partial month (subject to adjustment as provided in Sections 5.2, 14.5, 15.2, 15.4, and 15.5); and

             (b)   Percentage Rent: For each Fiscal Year during the Term
                   ---------------
commencing with the Fiscal Year in which the Commencement Date occurs, Tenant shall pay percentage rent quarterly, on or before the thirtieth day following the end of each of the first three calendar quarters in each Fiscal Year, and on or before February 10 of the next year, with respect to the fourth calendar quarter of each Fiscal Year, in an amount calculated by the following formula (with such calculated amount being the "Percentage Rent"):

                   The amount equal to the Quarterly Revenues Computation

                                          less

                   an amount equal to the Base Rent paid year-to-date for the applicable Fiscal Year less

                   an amount equal to Percentage Rent paid year-to-date for the applicable Fiscal Year equals

                   Percentage Rent for the applicable quarter.

             Notwithstanding the amounts of Percentage Rent paid quarterly pursuant to the formula set forth above, for any Fiscal Year during the Term commencing with the Fiscal Year in which the Commencement Date occurs, the Percentage Rent payable under this Lease shall be no less than or greater than the amount calculated by the following formula:

                            The amount equal to the Annual Revenues Computation for the applicable Fiscal Year less

                            an amount equal to the Base Rent paid year-to-date
                       for the applicable Fiscal Year

                                                  equals

                            Percentage Rent for the applicable Fiscal Year.

             Set forth on Exhibit "D" attached hereto is an example of the
                          -----------
Calculation of Percentage Rent. There shall be no reduction in the Base Rent regardless of the result of the Monthly Revenues Computations or Annual Revenues Computations.

             (c)   Officer's Certificates. Additionally, an Officer's
                   ----------------------
Certificate in form reasonably acceptable to Landlord shall be delivered to Landlord quarterly, together with such quarterly Percentage Rent payment, setting forth the calculation of such rent payment for such quarter within twenty (20) days after each of the first three quarters of each Fiscal Year (or part thereof) in the Term. Such payments shall be based on the formula set forth in Section 3.1(b).

         In addition, on or before February 10 of each year, commencing with the February 10 first following the end of the Fiscal Year in which the Commencement Date occurs, Tenant shall deliver to Landlord an Officer's Certificate reasonably acceptable to Landlord setting forth the computation of the actual Percentage Rent that accrued for the last quarter of the Fiscal Year that ended on the immediately preceding December 31 and shall pay to Landlord Percentage Rent, if due and payable, for the last quarter of the applicable Fiscal Year. The Officer's Certificate shall also set forth the computation of the Percentage Rent accrued and paid during the Fiscal Year that ended on the immediately preceding December 31. If the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Tenant for such year, Tenant also shall pay such excess to Landlord at the time such certificate is delivered. If the Percentage Rent actually due and payable for such Fiscal Year is shown by such Officer's Certificate to be less than the amount actually paid as Percentage Rent for the applicable Fiscal Year, Landlord, at its option, shall reimburse such amount to Tenant or credit such amount against the following months' Base Rent and, to the extent necessary, the next quarter's Percentage Rent payments. Any such credit to Base Rent shall not be applied for purposes of calculating Percentage Rent payable for any subsequent quarter.

         Any difference between the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate or as adjusted pursuant to Section 3.3) and the total amount of quarterly payments for such Fiscal Year actually paid by Tenant as Percentage Rent, whether in favor of Landlord or Tenant, shall bear interest at the Overdue Rate, which interest shall accrue from the due date of the last quarterly payment for the Fiscal Year until the amount of such difference shall be paid or otherwise discharged. Any such interest payable to Landlord shall be deemed to be and shall be payable as Additional Charges.

         The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and Tenant's good faith best estimate of the amount of any unresolved contractual allowances, shall be made not later than 60 days after such expiration or termination date, but Tenant shall advise Landlord within 60 days after such expiration or termination date of Tenant's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Tenant or have any legal effect whatsoever.

             (d)   CPI and Other Adjustments to Rent. For each Fiscal Year of
                   ---------------------------------
the Term beginning with the CPI Adjustment Year, the Base Rent then in effect, and the threshold Room Revenues then included in the Quarterly Revenues Computations and Annual Revenues Computations set forth in Section 3.1(b) shall be adjusted, upward only, from time to time beginning in the CPI Adjustment Year as follows:

             (1) The Consumer Price Index on the last date of the most recently ended Fiscal Year shall be divided by the Consumer Price Index on the last date of the Fiscal Year immediately preceding the most recently ended Fiscal Year (but in no event shall the quotient be less than 1).

                   (A) The new Base Rent for the then current Fiscal Year shall be the adjusted amount obtained by multiplying the Base Rent for the immediately preceding Fiscal Year by the quotient obtained in subparagraph
(d)(1) above.

                   (B) The new threshold dollar amount in the Quarterly Revenues Computations and Annual Revenues Computations described in Section 3.1(b) above for the then current Fiscal Year shall be the product of the threshold dollar amount of Room Revenues in effect in the most recently ended Fiscal Year and the quotient obtained in subparagraph (d)(1) above.

             By way of example, if the CPI Adjustment Year were 2000, the amount of Base Rent and the threshold Room Revenues amounts (and Food Sales and Beverage Sales amounts, if applicable) in the Quarterly Revenues Computations and Annual Revenues Computations for the Fiscal Year commencing January 1, 2000 would be adjusted to reflect any change in the Consumer Price Index from the Fiscal Year ended December 31, 1998 as compared to the Fiscal Year ended December 31, 1999. Base Rent and the threshold Room Revenues amounts (and Food Sales and Beverage Sales amounts, if applicable) in the Quarterly Revenues Computations and Annual Revenues Computations for the Fiscal Year commencing January 1, 1998 would be the Base Rent and threshold Room Revenues amounts (and Food Sales and Beverage Sales amounts, if applicable) applicable for the Fiscal Year ended December 31, 2000 as further adjusted to reflect any change in the Consumer Price Index from December 31, 1999 as compared to December 31, 2000.

             Landlord shall calculate the annual adjustments as soon as reasonably possible after the Consumer Price Index becomes available and shall notify Tenant in writing of the amount of the annual adjustment, together with a copy of the computation showing the adjustment amount. Adjustments calculated as set forth above in the Base Rent and threshold Room Revenues amounts (and Food Sales and Beverage Sales amounts, if applicable) shall be effective on January 1 of the Fiscal Year to which such adjusted amounts apply. If rent is paid in any Fiscal Year prior to the determination of the amount of any adjustment to Base Rent or the threshold Room Revenues (and Food Sales and Beverage Sales amounts, if applicable) applicable for such Fiscal Year, payment adjustments for any shortfall of rent paid shall be made with the first Base Rent payment due after the amount of the adjustments are determined.

                  In no event shall any adjustment made pursuant to this Section 3.1(d), or any decrease in the Consumer Price Index during any Fiscal Year, ever result in a decrease in the Base Rent or threshold computed under subparagraph d(1)(B) for any Fiscal Year below the then current Base Rent and threshold. In that event, the existing Base Rent and threshold shall continue in effect until the next adjustment hereunder.

                  Notwithstanding the foregoing, the highest (but only the highest) threshold dollar amount of Room Revenues shall be adjusted each Fiscal Year to an amount equal to the greater of (i) the amount obtained pursuant to
Section 3.1(d)(1)(B) above or (ii) the amount of the highest threshold dollar amount of Room Revenues then in effect multiplied by 80% of the quotient obtained by dividing revenue per available room ("REVPAR") at the Facility for the most recently ended Fiscal Year by REVPAR at the Facility for the immediately preceding Fiscal Year.

                  (2) If (i) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (ii) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Base Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living in Washington, D.C. that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

         3.2      Confirmation of Percentage Rent. Tenant shall utilize, or
                  -------------------------------
cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Tenant shall retain, for at least four years after the expiration of each Fiscal Year (and in any event until the reconciliation described in Section 3.1(c) for such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for the applicable Fiscal Years. Landlord shall have the right to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under Section 3.1(c) (i) from time to time by Landlord's accountants or representatives at Landlord's expense (except as provided hereinbelow), or (ii) no more frequently than twice per Fiscal Year, by the accountants of Tenant, with at least thirty (30) days notice, and shall reimburse Tenant for costs related to an audit performed by Tenant's accountants (except as provided hereinbelow) within sixty (60) days of Landlord's receipt of an invoice from Tenant for these costs. In addition, upon reasonable notice and at its expense, Landlord shall have the right, without limitation, to examine all of Tenant's records (including, but not limited to, supporting data, franchisor reports and sales and excise tax returns) reasonably required to verify Percentage Rent. If any such audit or examination discloses a deficiency in the payment of Percentage Rent, and either Tenant agrees with the result of such audit or the matter is otherwise determined or compromised, Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two years after the date Percentage Rent for any Fiscal Year is reported by Tenant to Landlord, the deficiency, if any, with respect to such Percentage Rent shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Tenant, in which case interest at the Overdue Rate will accrue from the date such payment should have been made to the date of payment thereof. If any such audit or examination discloses that the Percentage Rent actually due from Tenant for any Fiscal Year exceed those reported and paid by Tenant by more than 3%, Tenant shall pay the cost of such audit and examination. The audits and examinations contemplated herein are subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. Any proprietary information obtained by Landlord pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Landlord may disclose such information to prospective lenders. The obligations of Tenant contained in this Section shall survive the expiration or earlier termination of this Lease.

         3.3  Additional Charges. In addition to the Base Rent and Percentage
              ------------------
Rent, (a) Tenant also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Tenant is required to pay under this Lease, and (b) in the event of any failure on the part of Tenant to pay any of those items referred to in clause (a) of this Section 3.3, Tenant also will promptly pay and discharge every fine, penalty, interest, expense and cost that may be added for or related to non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder and being referred to herein collectively as the "Additional Charges"), and Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent, including, but not limited to, the right, but not the obligation to pay such Additional Changes on behalf of the Tenant and to require reimbursement thereof by Tenant, together with interest thereon at the Overdue Rate. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Landlord) shall not be paid on its due date, Tenant will pay Landlord on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges to Landlord pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Landlord shall pay same from monies received from Tenant. The payment of any Additional Charges by Landlord shall not relieve Tenant of any of its obligations under this Lease or of its responsibility to pay other such Additional Charges, and such payment shall not be deemed to be a waiver of any of Landlord's rights under this Lease or otherwise.

         3.4  Net Lease Provision. The Rent shall be paid absolutely net to
              -------------------
Landlord, without setoff, deduction or counterclaim, so that this Lease shall yield to Landlord the full amount of the installments of Base Rent, Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in
Article V, but subject to any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Landlord.

         3.5  Conversion of Property. If, during the Term, Tenant wishes to
              ----------------------
cease food and beverage operations (other than complimentary breakfast or complimentary food and beverage, which Tenant may cease without Landlord's consent) or institute food and beverage operations at the Facility (all in accordance with the requirements of any applicable Franchise Agreement), Tenant shall give notice of such desire to Landlord. If, during the Term, Landlord wishes Tenant to cease food and beverage operations or to institute food and beverage operations at the Facility (all in accordance with the requirements of any applicable Franchise Agreement), Landlord shall give notice of such desire to Tenant. Landlord and Tenant shall then commence negotiations to adjust Rent to reflect the proposed change to the operation of the Facility, each acting reasonably and in good faith, and subject to Landlord's reasonable satisfaction that any Rent adjustment will not adversely affect Hudson's or its Affiliate's status as a real estate investment trust under the Code. All other terms of this Lease will remain substantially the same. During negotiations, which shall not extend beyond sixty (60) days, Tenant shall not "convert" the Facility and shall continue fulfilling its obligations under the existing terms of this Lease. If no agreement is reached after such 60-day period, Tenant or Landlord, as appropriate, shall withdraw such notice and this Lease shall continue in full force.

         3.6  Tenant Requirements.
              -------------------

              (a) Guaranty. Tenant's obligations under this lease shall be
                  --------
guaranteed pursuant to the Guaranty, or another form of guaranty that is acceptable to Landlord.

              (b) Special Purpose Tenant. If requested by Landlord, Tenant
                  ----------------------
agrees to take actions necessary to become a special purpose entity that meets all criteria set forth for special purpose entities by national statistical rating agencies, including without limitation, the requirement for an "independent" director. Tenant shall upon request provide through Tenant's counsel an opinion of counsel reasonably acceptable to Landlord's counsel and the counsel of a national statistical rating agency that Tenant shall not be "substantively consolidated" with any related entity under Section 105 of the Bankruptcy Code.

                                   ARTICLE IV
                                   ----------

         4.1  Payment of Impositions. Subject to Article XII relating to
              ----------------------
permitted contests, Tenant will pay, or cause to be paid, all Impositions (other than Real Estate Taxes, which shall be paid by Landlord) before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments during the Term hereof (subject to Tenant's right of contest pursuant to the provisions of Article XII) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Landlord's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes and taxes on its capital stock, and Tenant, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have occurred and be continuing, any such refund shall be paid over to or retained by Landlord. Any such funds retained by Landlord due to an Event of Default shall be applied as provided in Article XVI. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Tenant shall file all personal property tax returns in such jurisdictions where it is legally required to so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole expense, protest, appeal, or institute such other proceedings (in its or Landlord's name) as Tenant may deem appropriate to effect a reduction of personal property assessments for those Impositions to be paid by Tenant, and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action. Tenant hereby agrees to indemnify, defend, and hold harmless Landlord from and against any claims, obligations, and liabilities against or incurred by Landlord in connection with such cooperation. Billings for reimbursement of personal property taxes by Tenant to Landlord shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Landlord, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Tenant, shall control any such activity, which shall then go forward at Landlord's sole expense. Upon such notice, Tenant, at Landlord's expense, shall cooperate fully with such activities.

         4.2  Notice of Impositions. To the extent Landlord is notified of any
              ---------------------
Impositions, Landlord shall give prompt Notice to Tenant of such Impositions payable by Tenant hereunder, provided that Landlord's failure to give any such Notice shall in no way diminish Tenant's obligations hereunder to pay such Impositions, but such failure shall obviate any default hereunder for a reasonable time after Tenant receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

         4.3  Adjustment of Impositions. Impositions imposed in respect of the
              -------------------------
tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof after termination shall survive such termination.

         4.4  Utility Charges. Tenant will be solely responsible for obtaining
              ---------------
and maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used on the Leased Property during the Term.

         4.5  Insurance Premiums. Tenant will pay or cause to be paid all
              ------------------
premiums for the insurance coverages required to be maintained by Tenant under
Article XIII.

                                    ARTICLE V
                                    ---------

         5.1  No Termination Abatement, etc. Except as otherwise specifically
              -----------------------------
provided in this Lease, and except for termination of the Franchise Agreement solely by reason of any action or inaction by Landlord, Tenant, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Landlord to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Tenant be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof,
(b) the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any portion thereof, or the interference with such use by any Person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Tenant has or might have against Landlord by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Tenant from any such obligations as a matter of law. Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder, except as otherwise specifically provided in this Lease. The obligations of Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

         5.2  Abatement Procedures for Partial Takings. In the event of a
              ----------------------------------------
partial Taking as described in Section 15.4, the Lease shall not terminate, but the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Tenant and Landlord, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Landlord and Tenant are unable to agree upon the amount of such abatement within 30 days after such partial Taking, the matter may be submitted by either party to a court of competent jurisdiction for resolution.

                                   ARTICLE VI
                                   ----------

         6.1  Ownership of the Leased Property. Tenant acknowledges that the
              --------------------------------
Leased Property is the property of Landlord and that Tenant has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

         6.2  Tenant's Personal Property. Tenant will acquire and maintain
              --------------------------
throughout the Term such Inventory as is required to operate the Leased Property in the manner contemplated by this Lease. Tenant may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Tenant. Tenant, at the commencement of the Term, and from time to time thereafter, shall provide Landlord with an accurate list of all such items of Tenant's personal property (collectively, "Tenant's Personal Property"). Tenant may, subject to the first sentence of this Section
6.2 and the conditions set forth below, remove any of Tenant's Personal Property set forth on such list at any time during the Term or upon the expiration or any prior termination of the Term. All of Tenant's Personal Property, other than Inventory, not removed by Tenant within ten days following the expiration or earlier termination of the Term shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without first giving Notice thereof to Tenant, without any payment to Tenant and without any obligation to account therefor. Tenant will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the Leased Property caused by the removal of Tenant's

Personal Property, whether effected by Tenant or Landlord. Upon the expiration or earlier termination of the Term, Landlord or its designee shall have the option to purchase all Inventory on hand at the Leased Property at the time of such expiration or termination for a sale price equal to the fair market value of such Inventory. Tenant may make such financing arrangements, title retention agreements, leases or other agreements with respect to the Tenant's Personal Property as it sees fit provided that Tenant first advises Landlord of any such arrangement and such arrangement expressly provides that in the event of Tenant's default thereunder, Landlord (or its designee) may assume Tenant's obligations and rights under such arrangement.

         6.3  Landlord's Lien. To the fullest extent permitted by applicable
              ---------------
law, Landlord is granted a lien and security interest on all of Tenant's personal property (including Tenant's Personal Property) now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Tenant's personal property until payment in full of all Rent and satisfaction of all of Tenant's obligations hereunder; provided, however, Landlord shall subordinate its lien and security interest to that of any non-Affiliate of Tenant which finances such Tenant's personal property or any non-Affiliate conditional seller of such Tenant's personal property, the terms and conditions of such subordination to be satisfactory to Landlord in the exercise of reasonable discretion. Tenant shall, upon the request of Landlord, execute such financing statements or other documents or instruments reasonably requested by Landlord to perfect the lien and security interests herein granted.

                                   ARTICLE VII
                                   -----------

         7.1  Condition of the Leased Property. Tenant acknowledges receipt and
              --------------------------------
delivery of possession of the Leased Property. Tenant has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Tenant is leasing the Leased Property "as is" in its present condition. Tenant waives any claim or action against Landlord in respect of the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT. Provided, however, to the extent permitted by law, Landlord hereby assigns to Tenant all of Landlord's rights to proceed against any predecessor in title other than Tenant (or an Affiliate of Tenant which conveyed the Property to Landlord) for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claim, in Landlord's or Tenant's name, all at Tenant's sole cost and expense. Tenant hereby agrees to indemnify, defend and hold harmless Landlord from and against any costs, claims, obligations and liabilities against or incurred by Landlord in connection with such cooperation.

         7.2  Use of the Leased Property.
              --------------------------

              (a) Tenant covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under all Legal Requirements and Land Use Requirements.

              (b) Tenant shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use or such other use as otherwise approved by Landlord (the "Primary Intended Use"). Tenant shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Landlord, which consent may be granted, denied or conditioned in Landlord's sole discretion. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Landlord is available and Tenant pays any premium increase), nor shall Tenant sell or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or fire underwriter's regulations. Tenant shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Tenant's Personal Property.

                  (c) Subject to the provisions of Articles XIV, XV, XXI and XXII, Tenant covenants and agrees that during the Term it will (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply with all the provisions of the Franchise Agreement (other than requirements with respect to Capital Improvements), (3) not terminate or amend the Franchise Agreement without the consent of Landlord, (4) maintain appropriate certifications, permits and licenses for such use and (5) will seek to maximize the gross revenues generated therefrom consistent with sound business practices.

                  (d) Tenant shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Tenant cause or permit any nuisance thereon.

                  (e) Tenant shall neither suffer nor permit the Leased Property or any portion thereof, or Tenant's Personal Property, to be used in such a manner as (1) might reasonably tend to impair Landlord's (or Tenant's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, except as necessary in the ordinary and prudent operation of the Facility on the Leased Property.

                  (f) Unless otherwise agreed by Landlord, and except with respect to its interests in for those properties that exist as of the Date hereof, throughout the Term neither Tenant nor any Affiliate of Tenant shall own, build, develop, lease, operate, manage, franchise or have any interest in any hotel or motel property that is within a three (3) mile radius of any hotel or motel property in which Landlord or an Affiliate of Landlord has an interest on the date Tenant or its Affiliate would otherwise commence owning, operating or managing such property, other than pursuant to this Lease or another lease, agreement or arrangement with Landlord or an Affiliate of Landlord. Tenant agrees to notify Landlord, from time to time at the request of Landlord, of the location of any hotel or motel property the Tenant or any Affiliate owns, leases, operates, manages or has an interest in. Landlord agrees to notify Tenant, from time to time at the request of Tenant, of the location of any hotel or motel property in which Landlord or an Affiliate of Landlord has an interest.

         7.3 Landlord to Grant Easements, etc. Landlord will, from time to time,
             --------------------------------
so long as no Event of Default has occurred and is continuing, at the request of Tenant and at Tenant's cost and expense (but subject to the approval of Landlord, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to the Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property and
(f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interests in the Leased Property), but only upon delivery to Landlord of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Tenant on the Leased Property and does not materially reduce the value of the Leased Property.

                                  ARTICLE VIII
                                  ------------

         8.1 Compliance with Legal and Insurance Requirements, etc. Subject to
             -----------------------------------------------------
Section 8.3(b) below and Article XII relating to permitted contests, and subject further to the obligations of Landlord with respect to Capital Improvements as set forth in Section 9.1(b), Tenant, at its expense, will promptly (a) comply with all applicable Legal Requirements, Land Use Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Tenant's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

         8.2 Legal Requirements and Land Use Requirements Covenants. Subject to
             ------------------------------------------------------
Section 8.3(b) below, Tenant covenants and agrees that the Leased Property and Tenant's Personal Property shall not be used for any unlawful purpose, and that Tenant shall not permit or suffer to exist any unlawful use of the Leased Property by others. Tenant shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Tenant further covenants and agrees that Tenant's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements and Land Use Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Tenant shall cause all such sub-tenants, invitees or others to so comply with all Legal Requirements and Land Use Requirements). Tenant may, however, upon prior Notice to Landlord, contest the legality or applicability of any such Legal Requirement and Land Use Requirement or any licensure or certification decision if Tenant maintains such action in good faith, with due diligence, without prejudice to Landlord's rights hereunder, and at Tenant's sole expense. If by the terms of any such Legal Requirement and Land Use Requirement compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Facility or Tenant's leasehold interest therein and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Tenant shall be responsible for discharging the same; provided, Tenant, on the prior written consent of Landlord, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Landlord to criminal liability and Tenant both (a) furnishes to Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

         8.3      Environmental Covenants. Landlord and Tenant (in addition to,
                  -----------------------
and not in diminution of, Tenant's covenants and undertakings in Sections 8.1 and 8.2 hereof) covenant and agree as follows:

                  (a) Tenant agrees that at all times hereafter until the later of (i) such time as all liabilities, duties or obligations of Tenant to the Landlord under the Lease have been satisfied in full, and (ii) such time as Tenant has completely vacated the Leased Property and surrendered possession of the same to Landlord, Tenant shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon. Tenant agrees to give Landlord written notice of the following, promptly after Tenant receives knowledge thereof: (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property; (3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release at, on, in or under any property adjacent to the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

                  (b) Tenant hereby agrees to defend, indemnify and save harmless any and all Landlord Indemnified Parties from and against any and all Environmental Liabilities other than (i) Environmental Liabilities which are caused by the acts or grossly negligent failures to act of Landlord, or (ii) unless Tenant owned or controlled the Leased Property prior to the date of this Lease, Environmental Liabilities that result from conditions existing at the Leased Property at the date of this Lease or from Releases or other violations of Environmental Laws originating on adjacent property but affecting or migrating to the Leased Property; provided that in either case such exclusions shall not apply to the extent that the existing condition or migration has been exacerbated by Tenant's act or negligent failure to act.

                  (c) Landlord hereby agrees to defend, indemnify and save harmless any and all Tenant Indemnified Parties from and against any and all Environmental Liabilities caused by the acts or grossly negligent failures to act of Landlord and for those that existed on the Leased Property prior to the date of this if Landlord owned or controlled the Leased Property prior to the date of this Lease.

                  (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such

Indemnified Party unless such counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgement.

                  (e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to Tenant stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Tenant's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

                  (f) The indemnification rights and obligations provided for in this Article VIII shall be in addition to any indemnification rights and obligations provided for elsewhere in this Lease.

                  (g) The indemnification rights and obligations provided for in this Article VIII shall survive the termination of this Agreement.

                  For purposes of this Section 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Tenant or Landlord, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

                  Notwithstanding anything to the contrary contained in this Agreement, if Landlord shall become entitled to the possession of the Leased Property by virtue of the termination of the Lease or repossession of the Leased Property, then Landlord may assign its indemnification rights under Section 8.3 of this Agreement (but not any other rights hereunder) to any Person to whom the Landlord subsequently transfers the Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein:

                      (1) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Tenant or Landlord, then threatened with respect to the Leased Property; and

                      (2) Such indemnification rights shall be limited to Environmental Liabilities relating to or specifically affecting the Leased Property.


                                  ARTICLE IX
                                  ----------

         9.1      Maintenance and Repair.
                  ----------------------

                  (a) Except as provided in Section 9.1(b) or Article XIV, Tenant, at its sole expense, will keep the Leased Property and all means of access thereto in first-class condition and repair except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Tenant's use, any prior use, the elements or the age of the Leased Property, or any portion thereof), and, with reasonable promptness, make all necessary and appropriate repairs, replacements, and improvements thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any Government agency having jurisdiction over the Leased Property. Tenant, however, shall be permitted to prosecute claims against Landlord's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Tenant unless Landlord is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Tenant will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use. If Tenant fails to make any required repairs or replacements after fifteen (15) days notice from Landlord (or after such longer period as may be reasonably required provided that Tenant at all time diligently proceeds with such repair or replacement), then Landlord shall have the right, but shall not be obligated, to make such repairs or replacements on behalf of and for the account of Tenant. In such event, such work shall be paid for in full by Tenant as Additional Charges, together with a late charge thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord.

                  (b) Notwithstanding Tenant's obligations under Section 9.1(a) above or elsewhere in this Lease, unless caused by Tenant's negligence or willful misconduct or that of its employees or agents, Tenant shall not be responsible for any Capital Improvements, including (without limitation) Capital Improvements required by the Franchisor under the Franchise Agreement. Landlord shall be responsible for all Capital Improvements, subject to (i) Landlord's right to approve the Capital Budget pursuant to Section 24.5 and Article XL,
(ii) Landlord's obligation to make available to Tenant amounts for Capital Expenditures as set forth in Section 24.6, and (iii) Landlord's right in its sole discretion to refuse to make any Capital Expenditure required by the Franchisor; [provided that, if such refusal results in a default under or termination of the Franchise Agreement, Landlord shall be responsible for all damages and termination payments payable by Tenant under the terms of the Franchise Agreement, application fees for a new franchise license approved by Landlord, increased royalty fees and other costs arising out of such refusal or out of the resulting need to apply for and enter into a substitute franchise license agreement]. Except as set forth in the preceding sentence, Landlord shall not under any circumstances be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Tenant hereby waives, to the extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

                  (c) Nothing contained in this Lease and no action or inaction by Landlord shall be construed as (1) constituting the request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (2) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Landlord in the Leased Property, or any portion thereof.

                  (d) Tenant will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Landlord in the condition in which the Leased Property was originally received from Landlord, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair, as would a prudent owner, during the entire Term of the Lease, to the extent required in Section 9.1(a)), or damage by casualty or Condemnation (subject to the obligations of Tenant to restore or repair as set forth in the Lease.)

         9.2   Encroachments, Restrictions, Etc. If any of the Leased
               --------------------------------
Improvements, at any time, materially encroach upon any property, street or right-of-way adjacent to the Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Landlord or at the behest of any person affected by any such encroachment, violation or impairment, Tenant shall, at Landlord's expense, unless the circumstances giving rise to such encroachment, violation or impairment was caused by Tenant, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Tenant or (b) make such changes in the Leased Improvements, and take such other actions, as Tenant in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article X. Tenant's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Landlord.

                                   ARTICLE X
                                   ---------

         10.1  Alterations. After receiving the prior written approval of
               -----------
Landlord (which approval shall not be unreasonably withheld, but which shall be subject to reasonable conditions) and Tenant's payment of the reasonable expenses of Landlord and its agents, Tenant shall have the right to make additions, modifications or improvements to the Leased Property from time to time as Tenant may deem to be desirable for its permitted uses and purposes, provided that such action will not significantly alter the character or purposes or significantly detract from the value or operating efficiency thereof and will not significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Tenant to comply with the provisions of this Lease. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Tenant (except to the extent that they are Capital Improvements), and all such additions, modifications and improvements shall, without payment by Landlord at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Landlord.

         10.2  Salvage. All materials which are scrapped or removed in
               -------
connection with the making of repairs required by Articles IX or X shall be or become the property of Landlord or Tenant depending on which party is paying for or providing the financing for such work.

         10.3  Joint Use Agreements. If Tenant constructs additional
               --------------------
improvements that are connected to the Leased Property or share maintenance facilities, HVAC, electrical, plumbing or other systems, utilities, parking or other amenities, the parties shall enter into a mutually agreeable cross-easement or joint use agreement to make available necessary services and facilities in connection with such additional improvements, to protect each of their respective interests in the properties affected, and to provide for separate ownership, use, and/or financing of such improvements.

                                  ARTICLE XI
                                  ----------

         Lien. Subject to the provision of Article XII relating to permitted
         ----
contests, Tenant will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Landlord's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Landlord or any easements granted pursuant to the provisions of Section 7.3 of this Lease, (d) liens for those taxes upon Landlord which Tenant is not required to pay hereunder, (e) subleases permitted by Article XXIII hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due provided that (1) the payment of such sums shall not be postponed under any related contract for more than 60 days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or GAAP shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII hereof, and (h) any liens which are the responsibility of Landlord pursuant to the provisions of
Article XXXIV of this Lease.


                                  ARTICLE XII
                                  -----------

         Permitted Contests. Tenant shall have the right to contest the amount
         ------------------
or validity of any Imposition to be paid by Tenant or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("Claims") not otherwise permitted by Article XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Tenant's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Tenant from its obligations hereunder and shall not cause the sale or risk the loss of the Leased Property, or any part thereof, or cause Landlord or Tenant to be in default under any mortgage, deed of trust or security deed encumbering the Leased Property or any interest therein. Upon the request of Landlord, Tenant shall either (a) provide a bond or other assurance reasonably satisfactory to Landlord that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Landlord, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Tenant shall furnish Landlord and any lender of Landlord with reasonable evidence of such deposit within five days of the same. Landlord agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Landlord shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Tenant; and Tenant covenants to indemnify and save harmless Landlord from any such costs or expenses. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord and for which Landlord has been fully reimbursed. In the event that Tenant fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Landlord may, upon ten days advance Notice to Tenant, pay such charges together with any interest and penalties and the same shall be repayable by Tenant to Landlord as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Landlord reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Landlord, then Landlord shall give such Notice as is practical under the circumstances. Landlord reserves the right to contest any of the Claims at its expense not pursued by Tenant. Landlord and Tenant agree to cooperate in coordinating the contest of any claims.


                                 ARTICLE XIII
                                 ------------

         13.1  General Insurance Requirements. During the Term of this Lease,
               ------------------------------
Tenant shall at all times keep the Leased Property insured with the kinds and amounts of insurance described below, at its expense, except for those set forth in Sections 13.1(a) and (b), which shall be paid for by Landlord. This insurance shall be written by companies authorized to issue insurance in the State and shall have a rating by A.M. Best of at least B+. The policies must name Landlord (as well as any lenders identified by Landlord) as the insured or as an additional named insured, as the case may be. Losses shall be payable to Landlord or Tenant as provided in this Lease. Any loss adjustment shall require the written consent of Landlord and Tenant, each acting reasonably and in good faith. Tenant shall provide Landlord with evidence that it has obtained the required insurance. The policies on the Leased Property, including the Leased Improvements, Fixtures and Tenant's Personal Property, shall include:

               (a) Building insurance on the "Special Form" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts as determined by Landlord) in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.2) or such other amount which is acceptable to Landlord, and personal property insurance on the "Special Form" in the full amount of the replacement cost thereof;

                  (b) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Landlord from time to time;

                  (c) Loss of income insurance on the "Special Form", in the amount of one year of Base Rent for the benefit of Landlord, and business interruption insurance on the "Special Form" in the amount of one year of gross profit, for the benefit of Tenant;

                  (d) Commercial general liability insurance, with amounts not less than $10,000,000 covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to Landlord, and "all risk legal liability" (including liquor law or "dram shop" liability if liquor or alcoholic beverages are served on the Leased Property) with respect to Landlord and Tenant;

                  (e) Insurance covering such other hazards and in such amounts as may be customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Landlord;

                  (f) Fidelity bonds with limits and deductibles as may be reasonably requested by Landlord, covering Tenant's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

                  (g) Workers' compensation insurance to the extent necessary to protect Landlord and the Leased Property against Tenant's workers' compensation claims;

                  (h) Vehicle liability insurance for owned, non-owned, and hired vehicles, in the amount of not less than $1,000,000;

                  (i) Such other insurance as Landlord may reasonably request for facilities such as the Leased Property and the operation thereof and in all events Landlord shall have the right to require that all insurance and insurance carriers fulfill the terms and conditions that may be required in connection with financing the Leased Property pursuant to any "conduit" or other capital market loan program; and

                  (j) Other insurance in such forms and amounts as would reasonably be carried by a prudent owner of a similarly situated property.

                  Except for the coverages described in Sections 13.1(a) and
(b), which will be obtained by Landlord, Tenant shall obtain the insurance and pay the premiums for the remainder of the foregoing coverages described in this
Section 13.1. The Tenant shall also be responsible for any and all deductibles in connection with such coverages. In the event that Landlord can obtain comparable insurance coverage required to be carried by Tenant from comparable insurers and at a cost significantly less than that at which Tenant can obtain such coverage, the parties shall cooperate in good faith to obtain such coverage at the lower cost and the Tenant shall pay the premiums therefor.

         13.2     Replacement Cost. The term "full replacement cost" as used
                  ----------------
herein shall mean the actual replacement cost of the Leased Property including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost (the then-replacement cost less such exclusions) has increased or decreased at any time during the Term, it shall have the right to have such full replacement cost re-determined.

         13.3  Worker's Compensation. Tenant, at its sole cost, shall at all
               ---------------------
times maintain adequate worker's compensation insurance coverage for all persons employed by Tenant on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

         13.4  Waiver of Subrogation. All insurance policies carried by Landlord
               ---------------------
or Tenant covering the Leased Property, the Fixtures, the Facility or Tenant's Personal Property, including, without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

         13.5  Form Satisfactory, etc. All of the policies of insurance referred
               ----------------------
to in this Article XIII that are to be obtained by Tenant shall be written in a form, with deductibles and by insurance companies satisfactory to Landlord. Tenant shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy), and in the event of the failure of Tenant either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Landlord at the times required, Landlord shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, and Tenant shall reimburse Landlord for any premium or premiums paid by Landlord for the coverages required under this
Article XIII upon written demand therefor, and Tenant's failure to repay the same within 30 days after Notice of such failure from Landlord shall constitute an Event of Default within the meaning of Section 16.1(b). Each insurer providing the insurance mentioned in this Article XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Landlord, that it will give to Landlord 30 days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

         13.6  Increase in Limits. If either Landlord or Tenant at any time
               ------------------
deems the limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Landlord or Tenant shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section; provided, however, that if required by a lender the limits may be increased as so reasonably required.

         13.7  Blanket Policy. Notwithstanding anything to the contrary
               --------------
contained in this Article XIII, Tenant or Landlord may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant or Landlord; provided, however, that the coverage afforded to Landlord and Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied.

         13.8  No Separate Insurance. Tenant shall not on Tenant's own
               ---------------------
initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Landlord, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Tenant shall immediately notify Landlord that Tenant has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

                                   ARTICLE XIV
                                   -----------

         14.1  Insurance Proceeds. Subject to the provisions of Section 14.6,
               ------------------
all proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by
Article XIII of this Lease shall be paid to Landlord and held by Landlord in an interest-bearing account, shall be made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased

Property, or any portion thereof, and, if applicable, shall be paid out by Landlord from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Landlord. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Landlord. If neither Landlord nor Tenant is required or elects to repair and restore, all such insurance proceeds shall be retained by Landlord. All salvage resulting from any risk covered by insurance shall belong to Landlord.

         14.2  Reconstruction in the Event of Damage or Destruction Covered by
               ---------------------------------------------------------------
Insurance.
---------

               (a) Except as provided in Section 14.6, if during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in Article XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, Tenant shall be obligated, but only to the extent of any insurance proceeds made available to Tenant and any other sums advanced by Landlord pursuant to the next sentence, to restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease. If the insurance proceeds are not adequate to restore the Facility to that condition, each of Landlord and Tenant shall have the right to terminate this Lease, without in any way affecting any other leases in effect between Landlord and Tenant, by giving Notice to the other and all insurance proceeds shall be retained by Landlord; provided, however that, if such termination is by Tenant, Landlord shall have the right, in its sole discretion, to nullify the termination and keep this Lease in full force by providing, within thirty (30) days after Tenant's Notice of termination, a Notice to Tenant of Landlord's unconditional, legally binding obligation to be responsible for all restoration costs in excess of the insurance proceeds. If this Lease is not terminated and Tenant restores the Facility, the insurance proceeds, and any other sums made available by Landlord as aforesaid, shall be paid out by Landlord from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess proceeds remaining after such restoration shall be retained by Landlord.

               (b) Notwithstanding the provisions of Section 14.2(a) above, if Tenant cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses and conditional use permits, after diligent efforts to do so, to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as that existing immediately prior to such damage or destruction and otherwise in accordance with the terms of the Lease, either Landlord or Tenant may terminate this Lease by providing Notice to the other party, without in any way affecting any other Leases then in effect between Landlord and Tenant.

         14.3  Reconstruction in the Event of Damage or Destruction Not Covered
               ----------------------------------------------------------------
by Insurance. Except as provided in Section 14.6, if during the Term the
------------
Facility is totally or materially destroyed by a risk not covered by the insurance described in Article XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, the provisions of
Section 14.2 applicable to casualties for which insurance proceeds are inadequate shall govern.

         14.4  Tenant's Property. All insurance proceeds payable by reason of
               -----------------
any loss of or damage to any of Tenant's Personal Property shall be paid to Tenant; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Landlord hereunder.

         14.5  Abatement of Rent. Any damage or destruction due to casualty
               -----------------
notwithstanding, this Lease shall remain in full force and effect and Tenant's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during the first twelve (12) months of any period required for the applicable repair and restoration. Thereafter, Base Rent shall be equitably abated.

         14.6  Damage Near End of Term. Notwithstanding any provisions of
               -----------------------
Section 14.2 or 14.3 appearing to the contrary, if damage to or destruction of the Facility occurs during the last 24 months of the Term which renders it Unsuitable for its Primary Intended Use, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within 30 days after the date of damage or destruction, whereupon all accrued Rent shall be paid immediately, and this Lease shall automatically terminate five days after the date of such notice.

         14.7  Waiver. Tenant hereby waives any statutory rights of termination
               ------
that may arise by reason of any damage or destruction of the Facility that Landlord is obligated to restore or may restore under any of the provisions of this Lease.

                                   ARTICLE XV
                                   ----------

         15.1  Parties' Right and Obligations Upon Condemnation. If during the
               ------------------------------------------------
Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Landlord and Tenant shall be determined by this Article XV.

         15.2  Total Taking. If title to the fee of the whole of the Leased
               ------------
Property is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor, without in any way affecting any other Leases then in effect between Landlord and Tenant. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable for its Primary Intended Use or Uneconomic for its Primary Intended Use, Tenant and Landlord shall each have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Base Rent, Percentage Rent and Additional Charges paid or payable by Tenant hereunder shall be apportioned as of the Date of Taking, and Tenant shall promptly pay Landlord such amounts.

         15.3  Allocation of Award. The total Award made with respect to the
               -------------------
Leased Property in connection with a Total Taking shall be equitably apportioned between Landlord and Tenant in proportion to the then fair market values of the respective estates and interests of Landlord and Tenant in and to the Leased Property and under this Lease.

         15.4  Partial Taking. If title to less than the whole of the Leased
               --------------
Property is condemned, and the Leased Property is not Unsuitable for its Primary Intended Use, and not Uneconomic for its Primary Intended Use, or if Tenant or Landlord is entitled but neither elects to terminate this Lease as provided in
Section 15.2, Tenant at its cost shall with all reasonable dispatch, but only to the extent of any condemnation awards made available to Tenant and any other sums advanced by Landlord pursuant to the next sentence, restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. If the condemnation Awards are not adequate to restore the Facility to that condition, each of Landlord and Tenant shall have the right to terminate this Lease, without in any way affecting any other leases in effect between Landlord and Tenant, by giving Notice to the other; provided, however that, if such termination is by Tenant, Landlord shall have the right, in its sole discretion, to nullify the termination and keep this Lease in full force by providing, within thirty (30) days after Tenant's Notice of termination, a Notice to Tenant of Landlord's unconditional, legally binding obligation to be responsible for all restoration costs in excess of the condemnation Awards. If this Lease is not terminated and Tenant restores the Facility, the condemnation awards, and any other sums made available by Landlord as aforesaid, shall be held in trust by Landlord and paid out by Landlord from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess awards remaining after such restoration shall be retained by Landlord unless the partial condemnation materially impairs the operations or financial performance of the Facility, in which latter event the Award shall be equitably apportioned between Landlord and Tenant in proportion to the then fair market values of the respective estates and interests of Landlord and Tenant in and to the Leased Property and under this Lease.

         15.5  Temporary Taking. If the whole or any part of the Leased Property
               ----------------
or of Tenant's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Tenant shall continue to pay, in the manner and at the terms herein specified, the full amounts of Base Rent and Additional Charges. In addition, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Tenant and, except for any portion thereof utilized for restoration, shall be deemed to be Room Revenues for the purpose of calculating the Percentage Rent payable hereunder during such temporary taking. Except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the Condemnor, Tenant shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Tenant to be performed and observed, as though such Condemnation had not occurred. Tenant covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole cost and expense (subject to Landlord's contribution as set forth below), restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless (a) such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Tenant shall not be required to make such restoration, or (b) the condemnation award is inadequate to cover the costs of such restoration, in which case the provisions of Section 15.4 applicable to inadequate awards shall govern. If restoration is required in connection with such temporary taking and the condemnation award (together with any other sums Landlord elects, in its sole discretion, to advance) is adequate to pay the costs thereof, the provisions of Section 15.4 shall govern the disbursement of the awards (and other sums, if applicable) and the disposition of any awards in excess of restoration costs. If restoration is required hereunder, Landlord shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any, and Tenant shall fund the balance of such costs in advance of restoration in a manner reasonably satisfactory to Landlord.

                                   ARTICLE XVI
                                   -----------

         16.1  Events of Default. If any one or more of the following events
               -----------------
(individually, an "Event of Default") occurs:

               (a) if Tenant fails to make payment of the Base Rent when the same becomes due and payable for a period of ten days after receipt by the Tenant of Notice from the Landlord thereof;

               (b) if Tenant fails to make payment of the quarterly Percentage Rent or payments for Additional Charges when the same becomes due and payable and such condition continues for a period of ten days after receipt by the Tenant of Notice from the Landlord thereof;

               (c) if Tenant fails to observe or perform any term, requirement covenant or condition of this Lease, other than the payment of Rent, and such failure is not cured by Tenant within a period of 30 days after receipt by the Tenant of Notice thereof from Landlord, unless such failure cannot with due diligence be cured within a period of 30 days, in which case it shall not be deemed an Event of Default if Tenant proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (provided, however, in no event shall such cure period extend beyond 90 days after such Notice); or

               (d) if Tenant shall file a petition in bankruptcy or reorganization for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Tenant as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and the Tenant shall be adjudicated a bankrupt and such adjudication shall not be vacated or set aside or stayed within 60 days after the entry of an order in respect thereof, or if a receiver of the Tenant or of the whole or substantially all of the assets of the Tenant shall be appointed in any proceeding brought by the Tenant or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Tenant and shall not be vacated or set aside or stayed within 60 days after such appointment; or

               (e) if Tenant is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets; or

               (f) if the estate or interest of Tenant in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding, unless Tenant is contesting such lien or attachment in good faith in accordance with Article XII hereof (for purposes of this Section 16.1(f), a Change of Control of the Tenant shall constitute an assignment of this Lease); or

               (g) if, except as a result of damage, destruction or a partial or complete Condemnation, Tenant voluntarily ceases operations on the Leased Property for a period in excess of 30 days; or

               (h) if: (A) an event of default has been declared by the Franchisor under the Franchise Agreement with respect to the Facility on the Leased Premises as a result of any action or failure to act by Tenant or any Person with whom Tenant contracts for management services at the Facility, other than a failure to complete a Capital Improvement required by the Franchisor resulting from Landlord's failure to fund the Capital Expenditure therefor pursuant to Section 9.1(b), and (B) Tenant has failed, within 30 days thereafter, to cure such default by either (1) curing the underlying default under the Franchise Agreement and paying all costs and expenses associated therewith, or (2) obtaining at Tenant's sole cost and expense a substitute franchise license agreement with a substitute franchisor acceptable to Landlord, on terms and conditions acceptable to Landlord; provided, however, that if Tenant is in good faith disputing an assertion of default by the Franchisor or is proceeding diligently to cure such default, the 30-day period shall be extended for such period of time as Tenant continues to dispute such default in good faith or diligently proceeds to cure such default, so long as there is no period during which the Facility is not operated pursuant to a Franchise Agreement approved by Landlord; or

               (i) if a Performance Failure has occurred and has not been cured in accordance with this Lease; or

               (j) if Tenant or any of its Affiliates defaults under any other lease with Landlord or an Affiliate of Landlord; or

               (k) if there is a Change in Control of Tenant; or

               (l) if there is a default under the Guaranty, if applicable, by the Person acting as guarantor for Tenant;

               then, and in any such event, Landlord may exercise one or more remedies available to it herein or at law or in equity, including but not limited to its right to terminate this Lease by giving Tenant not less than ten days' Notice of such termination.

               If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

               No Event of Default (other than a failure to make a payment of money) shall be deemed to exist under clause (c) during any time the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of such Unavoidable Delay, Tenant remedies such default or Event of Default without further delay.

         16.2  Surrender. If an Event of Default occurs (and the event giving
               ---------
rise to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1) and is continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Tenant shall, if requested by Landlord so to do, immediately surrender to Landlord the Leased Property including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Landlord may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and any and all personal property from the Leased Property, subject to rights of any hotel guests and to any requirement of law. Tenant hereby waives any and all requirements of applicable laws for service of notice to re-enter the Leased Property. Landlord shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Landlord's damages, except unless otherwise required by applicable law.

         16.3  Damages. Neither (a) the termination of this Lease, (b) the
               -------
repossession of the Leased Property, (c) the failure of Landlord to relet the Leased Property, nor (d) the reletting of all or any portion thereof, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property to and including the date of such termination.

               Tenant shall forthwith pay to Landlord, at Landlord's option, as and for liquidated and agreed current damages for Tenant's default, either:

               (1) Without termination of Tenant's right to possession of the Leased Property, each installment of Rent and other sums payable by Tenant to Landlord under the Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate, and Landlord may enforce, by action or otherwise, any other term or covenant of this Lease; or

               (2) the sum of:

                       (A) the unpaid Rent which had been earned at the time of
                   termination, repossession or reletting, and

                       (B) the worth at the time of termination, repossession or
                   reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession or reletting, exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, and

                       (C) any other amount necessary to compensate Landlord for
                   all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things, would be likely to result therefrom. The worth at the time of termination, repossession or reletting of the amount referred to in subparagraph (B) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%.

Rent for the purposes of this Section 16.3 shall be a sum equal to (i) the average of the annual amounts of the Rent for the three Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place, or (ii) if three Fiscal Years shall not have elapsed, the average of the Rent during the preceding Fiscal Years during which the Lease was in effect, or (iii) if one Fiscal Year has not elapsed, the amount derived by annualizing the Rent from the effective date of this Lease.

         16.4  Waiver. If this Lease is terminated pursuant to Section 16.1,
               ------
Tenant waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt and Landlord waives any right to "pierce the corporate veil" of Tenant other than to the extent funds shall have been inappropriately paid any Affiliate of Tenant following a default resulting in an Event of Default.

         16.5  Application of Funds. Any payments received by Landlord under any
               --------------------
of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Tenant's obligations in the order that Landlord may determine or as may be prescribed by the laws of the State.

                                  ARTICLE XVII
                                  ------------

         Landlord's Right to Cure Tenant's Default. If Tenant fails to make any
         -----------------------------------------
payment or to perform any act required to be made or performed under this Lease including, without limitation, Tenant's failure to comply with the terms of any Franchise Agreement, and fails to cure the same within the relevant time periods provided in Section 16.1, Landlord, without waiving or releasing any obligation of Tenant, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.4, take all such action thereon as, in Landlord's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord, shall be paid by Tenant to Landlord on demand. The obligations of Tenant and rights of Landlord contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVIII
                                  -------------

         18.1  Operational Standards. Upon Tenant's failure to comply with any
               ---------------------
of the standards set forth in Sections 18.1(a)-(c) below (a "Performance Failure"), Landlord shall have the right, subject to subsection (d) of this
Section 18.1, at Landlord's option, to terminate this Lease upon thirty (30) days' Notice (the "Notice Period") to Tenant.

               (a) Leased Property. The Tenant, at its expense, shall maintain
                   ---------------
and operate the Leased Property and all means of access in a first class manner, at a minimum comparable to other first class hotels [charging comparable rates and] [including, without limitation, those identified on Schedule 18.1(a)] sharing a primary trade area with the Leased Property with respect to appearance, maintenance of furniture, fixtures and equipment, soft goods, cleanliness, signage, lobby appearance, service and health and safety standards. Landlord shall be permitted to inspect the Leased Property for these purposes as set forth in Article XXV.

               (b) Intentionally omitted.

               (c) Approval of Advertising and Marketing Programs. If there is
                   ----------------------------------------------
no Franchise Agreement applicable to the Facility, Tenant shall comply with the provisions of this Section 18.1(c) (which are in addition to those set forth in Section 24.3). In such a case, the Marketing Plan shall be subject to Landlord's approval in its reasonable discretion. The Marketing Plan shall set forth the Tenant's marketing and advertising strategy for the forthcoming Lease Year. The Marketing Plan shall include a comparison of the actual marketing and advertising implemented for the previous Lease Year (and the costs thereof) with those proposed for the current Lease Year. Along with the Marketing Plan, Tenant shall submit copies of any print advertising or other marketing materials to Landlord for its approval. Tenant shall follow the strategy set forth in the Marketing Plan, and all marketing and advertising shall have been approved by Landlord, unless Tenant obtains Landlord's approval otherwise, which approval shall not be unreasonably withheld, conditioned or delayed. At any point during the Lease Year, should Landlord determine that Tenant's marketing and advertising activities have failed to comply with those set forth in an approved Marketing Plan, Landlord may instruct Tenant to implement additional marketing or advertising activities, at Tenant's sole expense.

               (d) Landlord's right to terminate the Lease for a Performance Failure under this Section 18.1 shall be subject to Tenant's right to cure as follows:

                   (1) For Performance Failures pursuant to subsections (a) and
(c) above, Tenant shall have the right to cure the Performance Failure occurring thereunder within the Notice Period; provided that with respect to subsection
(a) if Tenant shall commence the cure during the Notice Period and thereafter prosecute such cure diligently, the cure period shall be extended up to an additional 60 days after the expiration of the Notice Period; and

                   (2) Intentionally omitted.

               If Landlord chooses to terminate the Lease as provided herein, Tenant shall immediately surrender the Leased Property to Landlord. If Tenant fails to so surrender, Landlord shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor, and Tenant shall, and hereby agrees to, indemnify Landlord for the total of (i) in the event that Tenant does not promptly surrender the Leased Property, the reasonable costs of recovering the Leased Property and all other losses, liabilities and reasonable expenses incurred by Landlord in connection with Tenant's failure to surrender; (ii) the unpaid Rent earned as of the date of termination, plus interest at the Overdue Rate accruing after the due date; and (iii) all other sums of money then owing by Tenant to Landlord.

                                   ARTICLE XIX
                                   -----------

         19.1     REIT Requirements. [Conform with Strategic Alliance
                  -----------------
Agreement]

                  (a) Tenant understands that, in order for Hudson to qualify as a REIT, the following requirements (the "REIT Requirements") must be satisfied:

                      (i) The average of the adjusted tax bases of the personal property that is leased to Tenant with respect to the Leased Property at the beginning and end of a calendar year cannot exceed 15% of the average of the aggregate adjusted tax bases of the real and personal property comprising such Leased Property that is leased to Tenant under such lease at the beginning and end of such calendar year (the "Personal Property Limitation"). If Landlord reasonably anticipates that the Personal Property Limitation will be exceeded with respect to a Leased Property for any calendar year, Landlord shall notify Tenant, and Tenant agrees to lease or purchase the personal property anticipated to be in excess of the Personal Property Limitation (the "Excess Personal Property") from a third party on terms mutually agreeable to Tenant and such third-party. Tenant shall pay all sums required to be paid to purchase or under the leases of Excess Personal Property. In the event that Tenant enters into such a lease or purchases such Excess Personal Property, Tenant's Rent obligation shall be reduced, dollar for dollar, for the amount paid by Tenant to lease or purchase the Excess Personal Property. If Tenant purchases Excess Personal Property, the amount required by Landlord to be made available under the Capital Expenditure Reserve pursuant to Section 24.6 hereof shall be reduced for the Lease Year during which such purchase or lease occurs by an amount equal to the aggregate purchase price or leasing costs of such Excess Personal Property. Both Landlord and Tenant agree to fully cooperate in obtaining and implementing the leasing or purchase of the Excess Personal Property.

                      (ii) Tenant cannot sublet the property that is leased to it by Landlord, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (i) the net income or profits derived by the business activities of the sublessee or (ii) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

                      (iii) Tenant cannot sublease the property leased to it by Landlord to, or enter into any similar arrangement with, any person in which Hudson owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code.

                      (iv) Hudson cannot own, directly or indirectly, a 10% or more interest in Tenant, within the meaning of Section 856(d)(2)(B) of the Code.

                      (v) No person can own, directly or directly, capital stock of Hudson that exceeds the "Limit" (as defined in Hudson's Charter, as amended and restated).

                  (b) Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, to use its best efforts to permit the REIT Requirements to be satisfied. Tenant agrees, and agrees to use reasonable efforts to cause its Affiliates, to cooperate in good faith with Hudson and Landlord to ensure that the REIT Requirements are satisfied, including but not limited to, providing Hudson with information about the ownership of Tenant, and its Affiliates to the extent that such information is reasonably available. Tenant agrees, and agrees to use reasonable efforts to cause its

Affiliates, upon request by Hudson, and where appropriate, at Hudson's expense, to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Tenant shall notify, or use reasonable efforts to cause its Affiliates to notify, Hudson of such noncompliance.

         19.2  Intentionally Deleted.
               ---------------------

         19.3  Management Agreement. Tenant agrees that immediately upon
               --------------------
entering into any management or agency agreement relating to the management or operation of the Facility (a "Management Agreement"), Tenant shall provide Landlord with a copy thereof. Tenant shall also provide Landlord with copies of any amendments or modifications of a Management Agreement which are entered into from time to time. Any Management Agreement shall provide that (i) upon termination of this Lease or termination of Tenant's right to possession of the Leased Property for any reason other than a termination by Landlord pursuant to
Article XXXVIII, the Management Agreement may be terminated by Landlord without liability for any payment due or to become due to the Manager, and (ii) any management fees payable to any Affiliate of Tenant shall be subordinated to the payments of Rent to lessor hereunder, and no fees or other amounts payable by Tenant to the Manager shall excuse Tenant from its obligations to pay Rent and other amounts payable by Tenant to Landlord hereunder. Landlord shall have the right to approve in advance any Manager.

         19.4  Payments to Affiliates of Tenant. During the Term, Tenant shall
               --------------------------------
not pay any fees to any Affiliate of Tenant in connection with the Facility, except as approved in writing in advance by Landlord.

                                   ARTICLE XX
                                   ----------

         Holding Over. If Tenant for any reason remains in possession of the
         ------------
Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Tenant shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Base Rent and Percentage Rent payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and
(c) all other sums, if any, payable by Tenant under this Lease with respect to the Leased Property. During such period, Tenant shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.

                                   ARTICLE XXI
                                   -----------

         Risk of Loss. During the Term, the risk of loss or of decrease in the
         ------------
enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Landlord and those claiming from, through or under Landlord) is assumed by Tenant except as specifically provided in this Lease, and, in the absence of gross negligence, willful misconduct or breach of this Lease by Landlord pursuant to Section 34.3, Landlord shall in no event be answerable or accountable therefor, nor shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent except as specifically provided in this Lease.

                                  ARTICLE XXII
                                  ------------

         22.1  Indemnification. Notwithstanding the existence of any insurance,
               ---------------
and without regard to the policy limits of any such insurance or self-insurance, but subject to Section 16.4 and Article VIII, Tenant will protect, indemnify, hold harmless and defend Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Landlord Indemnified Parties by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased

Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Tenant or any of its agents, employees or invitees of the Leased Property or Tenant's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which a Landlord Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Tenant or any of its agents, employees or invitees, including any failure of Tenant or any of its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law, (c) any Impositions that are the obligations of Tenant pursuant to the applicable provisions of this Lease, (d) any failure on the part of Tenant to perform or comply with any of the terms of this Lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

         Landlord shall indemnify, save harmless and defend Tenant Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Tenant Indemnified Parties as a result of (a) the gross negligence or willful misconduct of Landlord arising in connection with this Lease or (b) any failure on the part of Landlord to perform or comply with any of the terms of this Lease.

         Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. An Indemnifying Party, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Indemnified Party. The Indemnified Party, at its expense, shall be entitled to participate in any such claim, action, or proceeding, and the Indemnifying Party may not compromise or otherwise dispose of the same without the consent of the Indemnified Party, which may not be unreasonably withheld.

         Tenant's or Landlord's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                  ARTICLE XXIII
                                  -------------

         23.1  Subletting and Assignment. Subject to the provisions of Article
               -------------------------
XIX and Section 23.2 and any other conditions (or limitations set forth herein), Tenant may, but only with the prior written consent of Landlord, (a) assign this Lease or sublet all or any part of the Leased Property to an Affiliate of Tenant, or (b) sublet any retail or restaurant portion of the Leased Improvements in the normal course of the Primary Intended Use; provided, Tenant warrants that any subletting to any party other than an Affiliate of Tenant shall not individually as to any one such subletting, or in the aggregate, materially diminish the actual or potential Percentage Rent payable under this Lease. In the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof. Notwithstanding the above, Tenant may assign the Lease to an Affiliate without the consent of Landlord; provided that any such assignee assumes in writing and agrees to keep and perform all of the terms of the Lease on the part of the Tenant to be kept and performed and shall be and become jointly and severally liable with Tenant for the performance thereof. In case of either an assignment or subletting made during the Term, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such sublessee or assignee, as the case may be, in form and substance satisfactory to Landlord, shall be delivered promptly to Landlord.

         23.2  Attornment. Tenant shall insert in each sublease permitted under
               ----------
Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Landlord or Landlord's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Landlord or Landlord's assignees, if any, as the case may be, shall be credited against the amounts owing by Tenant under this Lease.

                                  ARTICLE XXIV
                                  ------------

         24.1 Officer's Certificates; Financial Statements; Budgets; Landlord's
              -----------------------------------------------------------------
Estoppel Certificates.
---------------------

              (a) At any time and from time to time upon not less than 20 days Notice by Landlord, Tenant will furnish to Landlord an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Tenant there is any existing default or Event of Default exists thereunder by Landlord or Tenant, and such other information as may be reasonably requested by Landlord. Any such certificate furnished pursuant to this Section may be relied upon by Landlord, any lender and any prospective purchaser of the Leased Property.

              (b) [Conform with Strategic Alliance Agreement] Throughout the Term, Tenant and its consolidated subsidiaries will furnish to Landlord at the times and in the forms indicated herein, all financial statements, schedules and financial information (the "Financial Statements"), and permit access to Tenant's books and records as are required to permit Landlord and its Affiliates to comply with all Legal Requirements, including without limitation the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Financial Statements shall include a balance sheet, statement of operations, statement of shareholders' equity, statement of cash flows and related schedules, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, all of which shall be furnished (i) quarterly unaudited, for the most recently ended quarter in draft form within 30 days and final form within 40 days following the end of each of the first three Fiscal Year quarters, accompanied by an Officer's Certificate addressed to Landlord certifying to correctness of such statements in all material respects and, (ii) annually, audited by nationally recognized independent certified public accountants, for the most recently ended Fiscal Year in draft form within 70 days and final form within 80 days of the end of the Fiscal Year. In addition, during the time periods set forth in (i) and (ii) above, the required Financial Statements shall include any historical financial information necessary to restate historical financial information of the Tenant's audited and unaudited Financial Statements at any future time. All of the Financial Statements shall be prepared in accordance with GAAP. Tenant shall use its reasonable best efforts to cause the independent certified public accountants preparing audits of Tenant to provide Landlord and its Affiliates with all consents of such accountants required for Landlord or its Affiliates' filings or statements required to comply with all Legal Requirements, including without limitation the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If requested by Landlord, Tenant will permit Landlord and its independent certified public accountants, financial advisors, underwriters, underwriters' counsel, rating agencies and lenders to continue to have access (during normal business hours and upon three business days notice) to review (i) the financial records of the Facility and perform procedures in accordance with GAAP with respect to Tenant and the Facility and (ii) such other records and documents with respect to the Facility as Landlord may reasonably request.

              (c) At any time and from time to time upon not less than 20 days notice by Tenant, Landlord will furnish to Tenant or to any person designated by Tenant an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Landlord there is any existing default or Event of Default on Tenant's part hereunder, and such other information as may be reasonably requested by Tenant.

         24.2  Operating Budget. Not later than sixty (60) days prior to the
               ----------------
commencement of each Lease Year, Tenant shall prepare and submit to Landlord an operating budget (the "Operating Budget") in substantially the form attached hereto as Exhibit "F", prepared in accordance with the requirements of this
          -----------
Section 24.2. The Operating Budget shall be prepared in accordance with the Uniform System to the extent applicable and show by month and quarter and for the year as a whole in the degree of detail specified by the Uniform System for monthly statements, and in accordance with the detail level of monthly financial statements, the following:

               (a) Tenant's reasonable estimate of Gross Revenues, Room Revenues, Food Sales and Beverage Sales (including room rates) for the Facility for the forthcoming Lease Year itemized on schedules on a monthly and quarterly basis as approved by Landlord, together with the assumptions, in narrative form, forming the basis of such schedules.

               (b) A cash flow projection.

               (c) Tenant's reasonable estimate for each quarter of the Lease Year of Percentage Rent.

         24.3  Marketing Plan. Not later than sixty (60) days prior to the
               --------------
commencement of each Lease Year, Tenant will prepare and submit to Landlord a narrative description of the program for advertising and marketing the Facility for the forthcoming Lease Year (the "Marketing Plan") containing a detailed budget itemization of the proposed advertising expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemization.

         24.4  Capital Budget. Not later than sixty (60) days prior to the
               --------------
commencement of each Lease Year, Tenant shall prepare and submit to Landlord a capital budget (the "Capital Budget") prepared in accordance with this Section
24.4. The Capital Budget shall be prepared in accordance with the Uniform System to the extent applicable and shall set forth Tenant's proposed Capital Expenditures for the ensuing Lease Year and the next five (5) Lease Years, including a project-by-project schedule of estimated start and completion dates.

         24.5  Budget Approval and Disputes. Landlord shall have the right to
               ----------------------------
approve the Operating Budget, Marketing Plan and Capital Budget prepared by Tenant for each Lease Year, which approval shall not be unreasonably withheld. In the event of any dispute between Landlord and Tenant as to the Operating Budget, the Marketing Plan or the Capital Budget, Landlord and Tenant shall act promptly, reasonably and in good faith in seeking to resolve such disputes and in arriving at a mutually acceptable Operating Budget, Marketing Plan and Capital Budget; provided, however, that disputes regarding the Marketing Plan shall be controlled by Section 18 if Section 18(c) is applicable to this Lease.

         24.6  Capital Expenditure Reserve.
               ---------------------------

               (a) Landlord shall be obligated to make available to Tenant an amount equal to 5% of Room Revenues from the Facility during each Lease Year ("Capital Expenditures Reserve"). Upon written request by Tenant to Landlord stating the specific use to be made and subject to the approval thereof by Landlord, which approval shall not be unreasonably withheld, such funds shall be made available by Landlord for Capital Expenditures set forth in the Capital Budget; provided, however, that no Capital Expenditures shall be made to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Landlord to recognize income other than "rents from real property" as defined in
Section 856(d) of the Code. Landlord's obligation shall be cumulative, but not compounded, and any amounts that have accrued hereunder shall be payable in future periods for such uses and in accordance with the procedure set forth herein. Tenant shall have no interest in any accrued obligation of Landlord hereunder after the termination of this Lease. All Capital Improvements shall be owned by Landlord subject to the provisions of this Lease.

               (b) Landlord's obligation with respect to Capital Expenditures shall be limited to amounts available in the Capital Expenditures Reserve. No arbitration resulting from the failure of Landlord and Tenant to agree on the Capital Budget shall increase Landlord's obligation for Capital Expenditures beyond the amount set forth in the immediately preceding sentence.



                                   ARTICLE XXV
                                   -----------

         Landlord's Right to Inspect. Tenant shall permit Landlord and its
         ---------------------------
authorized representatives as frequently as reasonably requested by Landlord to inspect the Leased Property and Tenant's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Tenant.


                                  ARTICLE XXVI
                                  ------------

         No Waiver. No failure by Landlord or Tenant to insist upon the strict
         ---------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.


                                  ARTICLE XXVII
                                  -------------

         Remedies Cumulative. To the extent permitted by law, each legal,
         -------------------
equitable or contractual right, power and remedy of Landlord or Tenant now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord or Tenant of any or all of such other rights, powers and remedies.


                                 ARTICLE XXVIII
                                 --------------

         Acceptance of Surrender. No surrender to Landlord of this Lease or of
         -----------------------
the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.


                                  ARTICLE XXIX
                                  ------------

         No Merger of Title. There shall be no merger of this Lease or of the
         ------------------
leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.


                                   ARTICLE XXX
                                   -----------

         Conveyance by Landlord. If Landlord or any successor owner of the
         ----------------------
Leased Property conveys the Leased Property to a Person other than an Affiliate of Landlord in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property expressly assumes all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

                                  ARTICLE XXXI
                                  ------------

         Quiet Enjoyment. So long as Tenant pays all Rent as the same becomes
         ---------------
due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Landlord or hereafter consented to by Tenant or provided for herein. Notwithstanding the foregoing, Tenant shall have the right by separate and independent action to pursue any claim it may have against Landlord as a result of a breach by Landlord of the covenant of quiet enjoyment contained in this Section.


                                  ARTICLE XXXII
                                  -------------

         Notices. All notices, demands, requests, consents approvals and other
         -------
communications ("Notice" or "Notices") hereunder shall be in writing and personally served, delivered overnight by a reputable overnight express delivery service (e.g., UPS, Federal Express), mailed (by registered or certified mail, return receipt requested and postage prepaid) or sent by facsimile, addressed to the following address or to such other address or addresses as either party may hereafter designate:

                 LANDLORD:   Hudson Hotels Limited Partnership, L.P.

                             ____________________________________
                             ____________________________________
                             Facsimile:__________________________
                             Attention:__________________________

                 TENANT:     ____________________________________
                             ____________________________________
                             Facsimile:__________________________
                             Attention:__________________________

         Personally or express overnight delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                 ARTICLE XXXIII
                                 --------------

         Appraisers. If it becomes necessary to determine the Fair Market Value
         ----------
of the Leased Property for any purpose of this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within 10 days after Notice, Landlord (or Tenant, as the case may be) shall by Notice to Tenant (or Landlord, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years experience in the State appraising property similar to the Leased Property, shall, within 45 days after the date of the Notice appointing the first appraiser, proceed to determine the Fair Market Value as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the Fair Market Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value within 45 days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the Fair Market Value hereunder. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Landlord and Tenant shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.


                                  ARTICLE XXXIV
                                  -------------

         34.1  Landlord May Grant Liens. Without the consent of Tenant, Landlord
               ------------------------
may, subject to the terms and conditions set forth below in this Section 34.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance shall (a) contain the right to prepay (whether or not subject to a prepayment penalty); (b) provide that it is subject to the rights of Tenant under this Lease, (c) contain the agreement by the holder of the Encumbrance that it will
(1) give Tenant the same notice, if any, given to Landlord of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure under such Encumbrance, (2) permit Tenant to cure any such default on Landlord's behalf within any applicable cure period, and Tenant shall be reimbursed by Landlord for any and all costs incurred in effecting such cure, including without limitation out-of-pocket costs incurred to effect any such cure (including reasonable attorneys' fees) and (3) permit Tenant to appear by its representative and to bid at any sale in foreclosure made with respect to any such Encumbrance. Upon the request of Landlord, Tenant shall subordinate this Lease to the lien of a new mortgage on the Leased Property, on the condition that the proposed mortgagee executes a non-disturbance agreement recognizing this Lease, and agreeing, for itself and its successors and assigns, to comply with the provisions of this Article XXXIV.

         34.2  Tenant's Right to Cure. Subject to the provisions of Section
               ----------------------
34.3, if Landlord breaches any covenant to be performed by it under this Lease, Tenant, after Notice to and demand upon Landlord, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Tenant, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Landlord. All sums so paid by Tenant and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Tenant, shall be paid by Landlord to Tenant on demand or, following entry of a final, nonappealable judgment against Landlord for such sums, may be offset by Tenant against the Base Rent payments next accruing or coming due. The rights of Tenant hereunder to cure and to secure payment from Landlord in accordance with this Section 34.2 shall survive the termination of this Lease with respect to the Leased Property.

         34.3  Breach of Landlord. It shall be a breach of this Lease if
               ------------------
Landlord fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after Notice thereof from Tenant, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Landlord, within such 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Landlord shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. [If Landlord has breached this Lease, and failed to cure such breach as set forth herein, Tenant shall have the right to: (i) terminate this Lease, (ii) cure the default by the Landlord and Landlord shall reimburse Tenant for the costs and expenses it has incurred, or (iii) setoff the amount of any such costs against any other amounts due by Tenant to Landlord.]

                                 ARTICLE XXXV
                                 ------------

         35.1  Miscellaneous. Anything contained in this Lease to the contrary
               -------------
notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Landlord and Tenant. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules.

         35.2  Transfer of Licenses. Upon the expiration or earlier termination
               --------------------
of the Term, Tenant shall use its best efforts (i) to transfer to Landlord or Landlord's nominee all Franchise Agreements, licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), and (ii) if any such transfer is prohibited by law or Landlord otherwise elects, to cooperate with Landlord or Landlord's nominee in connection with the processing by Landlord or Landlord's nominee of any applications for all Licenses; provided, in either case, that the reasonable costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord's nominee.

         35.3  Waiver of Presentment, etc. Tenant waives all presentments,
               --------------------------
demands for payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

         35.4  No Change in Control. Tenant covenants that throughout the Term
               --------------------
there will be no Change in Control with regard to Tenant without the prior written consent of Landlord.

                                 ARTICLE XXXVI
                                 -------------

         Memorandum of Lease. Landlord and Tenant shall promptly upon the
         -------------------
request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. The requesting party shall pay all costs and expenses of recording such memorandum of this Lease.

                                ARTICLE XXXVII
                                --------------

         Landlord's Option to Purchase Assets of Tenant. Effective on not less
         ----------------------------------------------
than 90 days prior Notice given at any time within 180 days before the expiration of the Term, but not later than 90 days prior to such expiration, or upon such shorter Notice period as shall be appropriate if this Lease is terminated prior to its expiration date, Landlord shall have the option to purchase all (but not less than all) of the assets of Tenant, tangible and intangible, relating to the Leased Property (other than this Lease), at the expiration or termination of this Lease for an amount (payable in cash on the expiration date of this Lease) equal to the fair market value thereof as appraised in conformity with Article XXXIII, except that the appraisers need not be members of the American Institute of Real Estate Appraisers, but rather shall be appraisers having at least ten years experience in valuing similar assets. Notwithstanding any such purchase, Landlord shall obtain no rights to any trade name or logo used in connection with the Franchise unless separate agreement as to such use is reached with the applicable franchisor.


                                ARTICLE XXXVIII
                                ---------------

         Landlord's Option to Terminate Lease. In the event (a) Landlord enters
         ------------------------------------
into a bona fide contract to sell the Leased Property to or merge with a non-Affiliate, or (b) Landlord determines that because of a change in the tax laws or for any other reason in Landlord's sole discretion the Landlord's general partner or its ultimate parent determines to terminate its status as a real estate investment trust for federal income tax purposes, Landlord may terminate this Lease effective upon the closing under such contract or the date otherwise determined by Landlord, provided that no such termination shall be effective unless and until (i) Landlord shall have given not less than thirty
(30) days prior Notice to Tenant of Landlord's election to terminate this Lease (or such longer notice as may be required to comply with the WARN Act or other similar or successor federal or state laws), and (ii) the Leasehold Value hereunder shall have been determined. Effective upon such termination, provided that the above conditions are met, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease. As compensation for the early termination of its leasehold estate under this Article XXXVIII, Landlord may within one year before or after the date of such termination, at its option either (a) pay to Tenant the Leasehold Value as of the closing of the sale of the Leased Property (b) offer to lease to Tenant a Substitute Facility or (c) offer to both lease to Tenant a Substitute Facility and to pay the difference between the Leasehold Value of the Leasehold estate hereunder and the Leasehold Value of the Substitute Facility. If Landlord elects and complies with the options described in (b) or (c) above, regardless of whether Tenant enters into the lease(s) for a Substitute Facility described therein, Landlord shall have no further obligations to Tenant with respect to compensation for the early termination of this Lease, except for the obligation to pay fees and costs as aforesaid.

                                 ARTICLE XXXIX
                                 -------------

         39.1  Compliance with Franchise Agreement. To the extent any of the
               -----------------------------------
provisions of the Franchise Agreement impose a greater obligation on Tenant than the corresponding provisions of this Lease, then Tenant shall be obligated to comply with the provisions of the Franchise Agreement (other than requirements with respect to Capital Improvements). It is the intent of the parties hereto that Tenant shall comply in every respect with the provisions of the Franchise Agreement so as to avoid any default thereunder during the term of this Lease. Tenant shall not terminate, extend or enter into any modification of the Franchise Agreement without in each instance first obtaining Landlord's prior written consent. Landlord and Tenant agree to cooperate with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of the Franchise Agreement to Landlord or, any designee of Landlord or any successor to Tenant upon the termination of this Lease. In the event of expiration or termination of a Franchise Agreement, for whatever reason, the Landlord will have the right, in its sole discretion, to approve any new Franchise Agreement for the Facility. If, upon any expiration or earlier termination of this Lease (other than upon an Event of Default by Tenant), a Franchise Agreement remains in effect, or would but for such expiration or termination remain in effect, Landlord shall indemnify, defend and hold

Tenant harmless with respect to the obligations and liabilities arising thereunder after the date of expiration or termination of this Lease.

         39.2  Change of Franchise. Tenant shall not alter, amend or terminate
               -------------------
the Franchise Agreement without Landlord's prior written consent. Notwithstanding anything else in this Lease, Landlord may, in its sole discretion, change the Franchise Agreement for the Facility upon sixty (60) days Notice to Tenant. Landlord shall be responsible for the payment of any termination fees under the Franchise Agreement. If the franchise fees under the new Franchise Agreement materially differ from those in the prior Franchise Agreement, the parties shall negotiate in good faith new Lease terms to account for the increase or decrease, as the case may be, in franchise fees.

                                  ARTICLE XL
                                  ----------

         40.1  Landlord Approval of Capital Expenditures. All Capital
               -----------------------------------------
Expenditures whether pursuant to the Capital Budget or otherwise shall be subject to the approval of Landlord, which approval shall extend both to the plans and specifications (including matters of design and decor) and to the contracting and purchasing of all labor, services and materials. Landlord shall have the right to require competitive bidding of contracts for Capital Improvements, review all bids and monitor costs, time, quality and performance. The foregoing restrictions shall not apply to emergency Capital Expenditures made by Tenant in amounts not to exceed $25,000, and with prior notice to Landlord (if possible under the circumstances).

         40.2  Inventory. On the Commencement Date, Tenant agrees to purchase
               ---------
from Landlord, for cash, the fair market value of any Inventory at the Facility.

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                             "LANDLORD"

                             HUDSON HOTELS LIMITED PARTNERSHIP, L.P.

                                By:  Hudson Hotels Trust, its General Partner


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                             "TENANT"

                             HHC MANAGEMENT CORP.



                             By:
                                ------------------------------------------
                             Title:
                                   ---------------------------------------

                                   Exhibit A


                             PROPERTY DESCRIPTION

                                   Exhibit B

                          CAPITAL EXPENDITURES POLICY

                             CAPITAL EXPENDITURES

                 [Alternative Policy (Nomura) to be Supplied]


A capital expenditure is defined as an investment in a readily identifiable facility which (l) is held for use or income rather than for sale or conversion into goods or cash and (2) has a useful service life in excess of one year. Nonrecurring expenses directly associated with the investment should be included as part of the total expenditure for evaluation purposes, this includes pre-opening expenses.

Capitalization Policy
---------------------

If the cost of the capital addition is $20,000 or greater and the items acquired have an expected service life of more than one year, the expenditure is capitalized. See "Maintenance and Repairs" for those expenditures which are expensed without regard to the $20,000 guideline. If the item(s) acquired meet the more than one-year life criterion, but the total invoice cost is less than $20,000, the expenditure is considered an expense item.

Replacement - Component Parts
-----------------------------

If the estimated job or total invoice cost (including parts and labor) of any particular item or series of items acquired with respect to one particular job for replacement of the following major building components is under $20,000, the expenditure is to be expensed to maintenance and repairs:

         Heating Equipment - Pumps, boilers, heat exchangers, thermostats, pressure gauges, alarm devices, piping.

         Plumbing Equipment - Pumps, meters, sprinkler and fire alarm system, piping.

         Air Conditioning Equipment - Compressors, condensers, motors, cooling towers, evaporative coolers, piping.

         Fire Prevention Equipment - Major fire system sprinklers, smoke detectors.

         Power - Transformer, conduits and boxes, panel boards, switches and outlets.

Betterments
-----------

If the estimated job or total invoice cost is $20,000 or above, and the expenditure(s) will extend the useful life of an asset previously capitalized, then the expenditure should be capitalized.

                          CAPITAL EXPENDITURES POLICY


Maintenance and Repairs
-----------------------

The following replacement expenditures are considered maintenance and repairs and are not subject to the total invoice cost guideline of $20,000.

         Repainting of Buildings Pools, Park Areas (1)(6)
         Refinishing of Furniture (2)
         Glass Replacement
         Maintenance Service Contracts, such- Yard, Television, Elevator,
          Swimming Pool
         Wall Paper Vinyl (2)
         Reupholstery of Furniture (2)
         Replastering (2)
         Replacement of Chain Locks, Key Blanks, Keys, Locks, Locksets. Locks and locksets installed in new doors or offering substantial security improvements should be capitalized if the invoice is over $10,000. Patching Parking Lot (3)
         Roof Repairs (4)
         Waterproofing of Lamp Globes & Lightbulbs
         Section Replacement for Neon Signs
         Caulking and Sealing Chrome Fittings such as Faucets, Towel Bars, etc. (2)
         Toilet and Toilet Seats
         Stolen or Damaged Television
         Small Parts for Equipment
         Landscaping/Plants (5)
         Clocks, Clock-Radios or Similar Small Items

I. If the complete exterior of the building is repainted, including caulking and sealing of the building, those costs will be capitalized.

         1. Expenditures for interior painting, wall paper, refinishing of furniture, replastering, or reupholstering may be capitalized if:

               1) these expenditures are part of a major refurbishment project, or
               2) the cost of these expenditures exceed $20,000 with respect to any particular item or series of items related to one particular job and extend the useful life of the asset.

         2. Repairing of parking lots, including resealing and resurfacing, will be capitalized if the expenditures exceed $20,000.

         3. Replacement of the complete roof or complete section of the roof (including laying a roof over an existing roof) will be capitalized if total expenditures exceed $20,000.

                           CAPITAL EXPENDITURES POLICY

         4. If the landscaping is new or replacement of existing interior or exterior landscaping and exceeds $20,000, the cost of the landscaping can be capitalized.

         5. Major overhauls to the pool which exceed $20,000 in cost and extend the useful life of the asset will be capitalized.

All expense items will be expensed to M&R expense line items above GOP.

                                    EXHIBIT C

                             Schedule of Lease Terms

                                 [UNDER REVIEW]

         Quarterly Revenues Computation and Annual Revenues Computation


For the purposes of the Percentage Rent formula:

          The Quarterly Revenues Computation is equal to the amount obtained by
              ------------------------------
          adding, for the applicable Fiscal Year, amounts equal to:

          1. The First Room Revenue Threshold Percentage multiplied by all year to date Room Revenues up to the year to date First Room Revenue Threshold. The year to date First Room Revenue Threshold is obtained by adding each of the Quarterly First Room Revenue Threshold amounts from the beginning of the Fiscal Year to the end of the current month. The Quarterly First Room Revenue Threshold amounts effective for the Fiscal Year ended December 31, 19__ for all current leases are scheduled in this Exhibit.

          2. If applicable, the Second Room Revenue Threshold Percentage multiplied by all year to date Room Revenues which are (x) in excess of the First Room Revenue Threshold but (y) less than the year to date Second Room Revenue Threshold. The year to date Second Room Revenue Threshold is obtained by adding each of the Quarterly Second Room Revenue Threshold amounts from the beginning of the Fiscal Year to the end of the current month. The Quarterly Second Room Revenue Threshold amounts effective for the Fiscal Year ended December 31, 19__ for all current leases are scheduled in this Exhibit.

          3. The Third Room Revenue Threshold Percentage multiplied by the difference between (x) all year to date Room Revenue less (y) the threshold amounts calculated pursuant to clauses (1) and
                  (2) above.

          4. If applicable, the Food Revenue Percentage multiplied by the year to date Food Sales for the current Fiscal Year.

          5. If applicable, the Beverage Revenue Percentage multiplied by the year to date Beverage Sales for the current Fiscal Year.

          6. If applicable, the Telephone Revenue Percentage multiplied by the year to date Telephone Sales for the current Fiscal Year.

          7. If applicable, the Restaurant/Bar Lease Revenue Percentage multiplied by the year to date Restaurant/Bar Lease Revenue for the current Fiscal Year.

         Quarterly Revenues Computation and Annual Revenues Computation


For the purposes of the Percentage Rent formula:

          The Annual Revenues Computation is equal to the amount obtained by
              ---------------------------
          adding, for the applicable Fiscal Year, amounts equal to:

          1. The First Room Revenue Threshold Percentage multiplied by annual Room Revenues up to the Annual First Room Revenue Threshold. The Annual First Room Revenue Threshold amounts effective for the Fiscal Year ended December 31, 19__ for all current leases are scheduled in this Exhibit.

          2. If applicable, the Second Room Revenue Threshold Percentage multiplied by the annual Room Revenues which are (x) in excess of the Annual First Room Revenue Threshold but (y) less than the Annual Second Room Revenue Threshold. The Annual Second Room Revenue Threshold amounts effective for the Fiscal Year ended December 31, 19__ for all current leases are scheduled in this Exhibit.

          3. The Third Room Revenue Threshold Percentage multiplied by the difference between (x) the annual Room Revenue less (y) the threshold amounts calculated pursuant to clauses (1) and (2) above.

          4. If applicable, the Food Revenue Percentage multiplied by the annual Food Sales for the current Fiscal Year.

          5. If applicable, the Beverage Revenue Percentage multiplied by the annual Beverage Sales for the current Fiscal Year.

          6. If applicable, the Telephone Revenue Percentage multiplied by the year to date Telephone Sales for the current Fiscal Year.

          7. If applicable, the Restaurant/Bar Lease Revenue Percentage multiplied by the year to date Restaurant/Bar Lease Revenue for the current Fiscal Year.

                             Schedule of Lease Terms


Base Rent:                                                           $__________

First Room Revenue Threshold Percentage:                              _________%

Quarterly First Room Revenue Threshold:                              $__________
Annual First Room Revenue Threshold:                                 $__________

Second Room Revenue Threshold Percentage:                             _________%

Quarterly Second Room Revenue Threshold:                             $__________
Annual Second Room Revenue Threshold:                                $__________

Third Room Revenue Threshold Percentage:                              _________%

Food Revenue Percentage:                                              _________%
Beverage Revenue Percentage:                                          _________%
Telephone Revenue Percentage:                                         _________%
Restaurant/Bar Lease Revenue Percentage:                              _________%